                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Amsurg Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  AMSURG CORP.

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE   , 2001

To our Shareholders:

    The 2001 annual meeting of shareholders of AmSurg Corp. will be held Friday, June 29, 2001, at 9:00 a.m., local time, at the SunTrust Financial Center, 5th Floor, 424 Church Street, Nashville, Tennessee. At the meeting, shareholders will vote on the following matters:

        1. Election of two directors in Class I, each for a term of three years;

        2. Approval of an amendment to Article 7 of our Amended and Restated Charter to eliminate our dual-class capital structure and to provide for a single, new class of common stock designated as "Common Stock," no par value, consisting of 39,800,000 shares of common stock authorized for issuance, with each share entitled to one vote, thereby effecting the reclassification of each share of Class A common stock and each share of Class B common stock as one share of common stock (such actions hereinafter sometimes referred to as the "Reclassification Plan"), and to adopt a Second Amended and Restated Charter to reflect this amendment;

        3. Approval of an amendment to Article 7 of our Amended and Restated Charter to eliminate certain unnecessary provisions regarding previously outstanding shares of preferred stock and to confirm the authorized number of shares of preferred stock pursuant to the Company's "blank check" authority as 5,000,000 shares, and to adopt a Second Amended and Restated Charter to reflect the foregoing amendment;

        4. Approval of an amendment to our 1997 Stock Incentive Plan to increase the number of shares reserved for issuance under the plan from 1,600,000 to 2,290,000; and

        5. Any other matters that may properly come before the meeting.

    The complete text of the Second Amended and Restated Charter, restated to reflect the amendments in Proposals 2 and 3, is set forth in Appendix A to the accompanying Proxy Statement. THE ADOPTION OF PROPOSAL 3 (ELIMINATION OF CERTAIN UNNECESSARY CHARTER PROVISIONS AND CONFIRMATION OF THE NUMBER OF SHARES OF PREFERRED STOCK AUTHORIZED UNDER THE CHARTER) IS CONDITIONAL UPON THE ADOPTION OF PROPOSAL 2 (THE RECLASSIFICATION PLAN). ACCORDINGLY, IF THE SHAREHOLDERS DO NOT APPROVE PROPOSAL 2, THE PROVISIONS SPECIFIED IN PROPOSAL 3 WILL NOT BE ELIMINATED, EVEN IF THE SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 3.

    Shareholders of record at the close of business on May 15, 2001 are entitled to notice of and to vote at the meeting.

    Your vote is important. Please COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) in the enclosed stamped envelope in order that as many shares as possible will be represented.

                                                         By Order of the Board
of Directors,

                                                         /s/ CLAIRE M. GULMI

                                                         Claire M. Gulmi
                                                         Secretary
Nashville, Tennessee
May   , 2001

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ABOUT THE MEETING...........................................    1
  What is the purpose of the annual meeting?................    1
  Who is entitled to vote?..................................    1
  What constitutes a quorum?................................    1
  How do I vote?............................................    1
  Can I change my vote after I return my proxy card(s)?.....    1
  What are the Board's recommendations?.....................    2
  What vote is required to approve each proposal?...........    2
  How do I vote my shares if they are held in the name of my
     broker (street name)?..................................    3
  What happens if I do not vote on one or more proposals?...    3
  Do I have any dissenters' rights with regard to the
     proposals being presented at the annual meeting?.......    3

STOCK OWNERSHIP.............................................    4
  Who are the largest owners of the Company's stock?........    4
  How much stock do our directors and executive officers
     own?...................................................    5
  Section 16(a) Beneficial Ownership Reporting Compliance...    6

PROPOSAL 1 -- ELECTION OF DIRECTORS.........................    7
  Directors Standing for Election...........................    7
  Directors Continuing in Office............................    7
  How are our directors compensated?........................    8
  What committees has the Board established?................    9
  How often did the Board meet during fiscal 2000?..........    9

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............   10

AUDIT COMMITTEE REPORT......................................   11

EXECUTIVE COMPENSATION......................................   12
  Report of the Compensation Committee on Executive
     Compensation...........................................   12
  Employment Agreements.....................................   14
  Supplemental Executive Retirement Savings Plan............   14
  Executive Compensation Summary Table......................   15
  Compensation Committee Interlocks and Insider
     Participation..........................................   15
  Option Grants for Fiscal 2000.............................   16
  Option Exercises and Fiscal Year-End Values...............   16
  Comparison of Cumulative Total Returns....................   17

PROPOSAL 2 -- APPROVAL OF THE RECLASSIFICATION PLAN.........   18
  Background and Reasons for the Proposal...................   18
  Description of the Reclassification Plan..................   20
  Ownership of Certain Beneficial Owners of Common Stock
     Before and After the Reclassification Plan is
     Effective..............................................   22
  Certain Effects of the Reclassification Plan..............   24
  Comparison of Capital Stock Before and After the
     Reclassification Plan is Effective.....................   25
  Required Vote; Recommendation of the Board................   27

PROPOSAL 3 -- APPROVAL OF AMENDMENT TO THE AMENDED AND
  RESTATED CHARTER TO ELIMINATE CERTAIN UNNECESSARY
  PROVISIONS AND TO CONFIRM THE NUMBER OF SHARES OF
  PREFERRED STOCK AUTHORIZED UNDER THE CHARTER..............   28
  Required Vote; Recommendation of the Board................   29

                                                              PAGE
                                                              ----
PROPOSAL 4 -- APPROVAL OF AMENDMENT TO THE 1997 STOCK
  INCENTIVE PLAN............................................   30
  The Proposed Amendment....................................   30
  Summary of the Material Provisions of the Plan............   30
  Options Granted Under the Plan............................   32
  Certain U.S. Federal Income Tax Consequences..............   32

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS............   34
  Required Vote; Recommendation of the Board................   34
  Fees Billed to the Company by Deloitte & Touche LLP During
     2000...................................................   34

OTHER MATTERS...............................................   34

ADDITIONAL INFORMATION......................................   35

                            APPENDICES
Appendix A: Second Amended and Restated Charter of AmSurg
  Corp.
Appendix B: Charter of the Audit Committee of AmSurg Corp.
Appendix C: Amended and Restated AmSurg Corp. 1997 Stock
  Incentive Plan

                                  AMSURG CORP.
                           20 BURTON HILLS BOULEVARD
                           NASHVILLE, TENNESSEE 37215
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     The Board of Directors is soliciting proxies to be used at the 2001 annual meeting of shareholders. This proxy statement and the enclosed proxy will be
mailed to shareholders on or about May   , 2001.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, shareholders will vote on the matters outlined in the accompanying notice of meeting. In addition, our management will report on our performance during fiscal 2000 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record at the close of business on the record date, May 15, 2001, are entitled to receive notice of the annual meeting, and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of our Class A common stock entitles its holder to cast one vote on each matter to be voted upon. Each share of our Class B common stock entitles its holder to cast ten votes on the election of directors and one vote on all other matters to be voted upon.

WHAT CONSTITUTES A QUORUM?

     For purposes of voting on the Reclassification Plan, the presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Class A common stock outstanding on the record date and the holders of a majority of the shares of Class B common stock outstanding on the record date will constitute a quorum, permitting us to vote on the Reclassification Plan. For purposes of voting on all other matters, including the election of directors, the amendment to the Amended and Restated Charter to eliminate certain unnecessary provisions, and the amendment to the 1997 Stock Incentive Plan, the presence at the meeting, in person or by proxy, of holders of Class A common stock and Class B common stock on the record date constituting a majority of the votes entitled to be cast on each matter will constitute a quorum for
each matter. As of the record date,                shares of our Class A common
stock and 4,787,131 shares of our Class B common stock were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card(s) and return the card(s) to us, the card(s) will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card(s) in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD(S)?

     Yes. You can revoke your proxy at any time before it is exercised in any of three ways:

     - by submitting written notice of revocation to the Secretary;

     - by submitting another proxy that is later dated and properly signed; or

     - by voting in person at the meeting.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card(s), the persons named as proxy holders on the proxy card(s) will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth below together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     - for election of each of the nominated directors (see page 7);

     - for approval of the Reclassification Plan (see page 18);

     - for approval of the amendment to the Amended and Restated Charter to eliminate certain unnecessary provisions and confirm the authorized shares of preferred stock (see page 28); and

     - for approval of the amendment to the 1997 Stock Incentive Plan (see page
       30).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

     ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted in determining whether there is a quorum. Therefore, so long as a quorum is present, withholding authority will have no effect on whether one or more directors is elected.

     APPROVAL OF THE RECLASSIFICATION PLAN. The Reclassification Plan will be approved if the number of shares of Class A common stock voted in favor of the proposal exceeds the number of shares of Class A common stock voted against it and if the number of shares of Class B common stock voted in favor of the proposal exceeds the number of shares of Class B common stock voted against it, with holders of Class A common stock and holders of Class B common stock voting as separate classes. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to approval of the Reclassification Plan will not be voted with respect the proposal, although it will be counted in determining whether there is a quorum. Therefore, so long as a quorum is present, withholding authority will have no effect on whether the Reclassification Plan is approved.

     APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CHARTER TO REMOVE CERTAIN UNNECESSARY PROVISIONS. The amendment to the Amended and Restated Charter to remove certain unnecessary provisions will be approved if the number of shares of common stock voted in favor of the proposal exceeds the number of shares of common stock voted against it, with the holders of Class A common stock and the holders of Class B common stock voting together as a single class. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to this proposal will not be voted with respect the proposal, although it will be counted in determining whether there is a quorum. Therefore, so long as a quorum is present, withholding authority will have no effect on whether this proposal is approved.

     APPROVAL OF THE AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN; OTHER
ITEMS. The amendment to the 1997 Stock Incentive Plan and any matter other than those enumerated above that properly comes before the meeting will be approved if the number of shares of common stock voted in favor of the proposal exceeds the number of shares of common stock voted against it, with the holders of Class A common stock and the holders of Class B common stock voting together as a single class. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to any such proposal will not be voted on any of these proposals, although it will be counted in determining whether there is a quorum. Therefore, so long as a quorum is present, withholding authority will have no effect on whether these proposals are approved.

HOW DO I VOTE MY SHARES IF THEY ARE HELD IN THE NAME OF MY BROKER (STREET NAME)?

     If your shares are held by your broker, often referred to as in "street name," you will receive a form from your broker seeking instruction as to how your shares should be voted. If you do not issue instructions to your broker, your broker will vote your shares at its discretion on your behalf. However, if you hold your shares in "street name" through a broker or other nominee, your broker or nominee may or may not be permitted to exercise voting discretion with respect to the approval of the Reclassification Plan, the amendment to the Amended and Restated Charter to remove certain unnecessary provisions, the amendment to the 1997 Stock Incentive Plan or another matter to be voted on. A broker holding shares registered in a street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters. A broker non-vote occurs when the broker returns a proxy card without a vote (the "non-vote") on the non-routine matter. Shares represented by the broker non-votes will not be counted as votes for or against any director nominee, the proposal to amend the Amended and Restated Charter to remove certain unnecessary provisions, or the proposal to amend the 1997 Stock Incentive Plan, but they will be counted in determining whether there is a quorum for purposes of these proposals. Shares represented by such broker non-votes with respect to approval of the Reclassification Plan will be counted in determining whether there is a quorum but, so long as a quorum is present, broker non-votes will have no effect on whether these proposals are approved.

WHAT HAPPENS IF I DO NOT VOTE ON ONE OR MORE PROPOSALS?

     If you do not vote with regard to one or more proposals, as opposed to marking "withhold authority" with regard to those proposals, your shares will not be counted in determining whether there is a quorum with regard to each such proposals. Therefore, so long as a quorum is present, not voting on a proposal will have no effect on whether any particular proposal is approved.

DO I HAVE ANY DISSENTERS' RIGHTS WITH REGARD TO THE PROPOSALS BEING PRESENTED AT THE ANNUAL MEETING?

     No appraisal or dissenters' rights are available under the Tennessee Business Corporation Act or the Amended and Restated Charter to shareholders who vote against the amendments to the Amended and Restated Charter because as of the date hereof, each class of our common stock is listed on an exchange which is registered under sec. 6 of the Securities Exchange Act of 1934.

                                STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF THE COMPANY'S STOCK?

     The following table shows those shareholders, other than our directors and executive officers, who beneficially own more than 5% of either class of our common stock.

                                                        CLASS A COMMON STOCK        CLASS B COMMON STOCK
                                                      -------------------------   -------------------------
                                                         SHARES                      SHARES
                                                      BENEFICIALLY   PERCENT OF   BENEFICIALLY   PERCENT OF
NAME AND ADDRESS                                         OWNED        CLASS(1)       OWNED        CLASS(1)
----------------                                      ------------   ----------   ------------   ----------
Provident Investment Counsel, Inc.(2)...............   1,218,900        8.4%             --           --
  300 North Lake Avenue
  Pasadena, CA 91101-4106
Wasatch Advisors, Inc.(3)...........................   1,023,791        7.0%        703,631         14.7%
  150 Social Hall Avenue
  Salt Lake City, UT 84111
HLM Management Co., Inc.(4).........................     788,500        5.4%             --           --
  222 Berkeley Street
  Boston, MA 02116
Waddell & Reed Investment Management Co.(6).........     441,000        3.0%        694,061         14.5%
  6300 Lamar Avenue, P.O. Box 29217
  Shawnee Mission, KS 66201-9217
Wellington Management Company, L.L.P.(7)............     106,200        0.7%        384,000          8.0%
  75 State Street
  Boston, MA 02109

(1) Based on the number of shares outstanding at April 20, 2001.
(2) This information is based upon a Schedule 13G/A filed on February 8, 2000 by Provident Investment Counsel, Inc. Provident Investment Counsel, Inc. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and reports sole voting power as to 1,059,400 shares and sole dispositive power as to 1,218,900 shares of the Company's Class A common stock.
(3) This information was provided to the Company by Wasatch Advisors, Inc. on April 20, 2001. Wasatch Advisors, Inc. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. It reports sole voting power and sole dispositive power as to 1,063,174 shares of the Company's Class A common stock and sole voting power and sole dispositive power as to 723,941 shares of the Company's Class B common stock.
(4) This information is based upon a Schedule 13G filed on February 16, 2001. HLM Management Co., Inc. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and reports sole voting power and sole dispositive power as to 788,500 shares of the Company's Class A common stock.
(5) This information was provided to the Company by John McStay Investment Counsel, LLC on March 13, 2001.
(6) This information is based upon a Schedule 13F-HR filed on November 13, 2000 (Class A common stock) and Schedule 13G/A filed on January 23, 2001. The shares of Class A common stock are beneficially owned by Waddell & Reed Financial Services, Inc., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Waddell & Reed Financial, Inc., as well as Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., and Waddell & Reed Investment Management Company, report sole voting power as to 441,000 shares; Waddell & Reed Asset Management Company reports sole voting power as to only 41,000 of the beneficially owned shares of Class A common stock. The shares of Class B common stock are beneficially owned directly by Waddell & Reed Investment Management Company and indirectly by each of Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc., and Waddell & Reed, Inc. Each entity reports sole voting power and dispositive power as to 694,061 shares of the Company's Class B common stock.

(7) This information was provided to the Company by Wellington Management Company, L.L.P. on March 9, 2001. Wellington Management Company, L.L.P. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.

HOW MUCH STOCK DO OUR DIRECTORS AND EXECUTIVE OFFICERS OWN?

     The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) by our directors, our executive officers named in the Summary Compensation Table below and our directors and executive officers as a group. Except as otherwise indicated, all information is as of April 20, 2001.

                                                    CLASS A COMMON STOCK              CLASS B COMMON STOCK
                                            -------------------------------------   ------------------------
                                                          ACQUIRABLE
                                            OUTSTANDING   WITHIN 60    PERCENT OF   OUTSTANDING   PERCENT OF
NAME                                         SHARES(1)     DAYS(2)      CLASS(3)     SHARES(1)      CLASS
----                                        -----------   ----------   ----------   -----------   ----------
Ken P. McDonald...........................          2      249,248        1.7%             --          --
Claire M. Gulmi...........................         --       89,248          *              --          --
Royce D. Harrell..........................         --      100,915          *              --          --
Rodney H. Lunn............................     56,613      242,557        2.0%             59           *
David L. Manning..........................     52,000      233,133        2.0%             --          --
Dennis J. Zamojski........................      1,000          834          *
Thomas G. Cigarran........................     42,322           --          *         378,554         7.9%
  3841 Green Hills Village Drive
  Nashville, TN 37215
James A. Deal.............................      6,442           --          *         110,728         2.3%
Steven I. Geringer........................     13,813           --          *              --          --
Debora A. Guthrie.........................     86,925           --          *             890           *
Henry D. Herr.............................     24,898           --          *         219,558         4.6%
Bergein F. Overholt, M.D..................     89,268        6,664          *             340           *
All directors and executive officers as a
  group (12 persons)......................    373,283      922,599        8.4%        710,129        14.8%

 *  Represents less than 1% of each class of our outstanding common stock.
(1) The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Certain of our directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as follows:
     - Mr. McDonald -- 2 shares of Class A common stock held by Mr. McDonald's wife;
     - Mr. Lunn -- 999 shares of Class A common stock held for the benefit of Mr. Lunn's children and 1,800 shares of Class A common stock held in a family trust;
     - Mr. Deal -- 1,089 shares of Class A common stock held by Mr. Deal's children and 7,013 shares of Class B common stock held by Mr. Deal's children;
     - Mr. Geringer -- 8,460 shares of Class A common stock held in family trusts;
     - Ms. Guthrie -- 79,434 shares of Class A common stock held by Capitol Health Partners, L.P., and 500 shares of Class A common stock held by Capitol Health Consultants, Inc., attributable to Ms. Guthrie, who is President and Chief Executive Officer of Capitol Health Consultants, Inc., the general partner of Capitol Health Partners, L.P.; and
     - Dr. Overholt -- 7,250 shares of Class A common stock owned by Gastrointestinal Associates, P.C., of which Dr. Overholt is President and a shareholder, and 7,000 shares of Class A common stock held in trust for Dr. Overholt's grandchildren.
(2) Reflects the number of shares that could be purchased by exercise of options exercisable on April 20, 2001 or within 60 days thereafter under our stock option plans.
(3) Pursuant to the rules of the Securities and Exchange Commission, or the SEC, shares of common stock which an individual owner set forth in this table has a right to acquire within 60 days pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the ownership of that owner, but are not deemed outstanding for the purpose of computing the ownership of any other individual owner shown in the table. Likewise, the shares subject to options held by our directors and executive officers which are exercisable within 60 days are all deemed outstanding for the purpose of computing the percentage ownership of all executive officers and directors as a group.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The federal securities laws require our directors and executive officers, and persons who own more than 10% of either class of our common stock, to file initial reports of ownership and reports of changes in ownership with us, the SEC and The Nasdaq National Market. Based solely upon a review of filings with the SEC and written representations that no other reports were required, we believe that all of our directors and executive officers complied during fiscal 2000 with their reporting requirements, with the exception of a late filing made by Dr. Overholt in November 2000 relating to a sale transaction in September 2000 and a late filing made by Mr. Zamojski in December 2000 relating to an initial report of beneficial ownership required as a result of him becoming a
Section 16 officer in August 2000.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

                        DIRECTORS STANDING FOR ELECTION

     The Board of Directors is divided into three classes (Class I, Class II and Class III). At each annual meeting of shareholders, directors constituting one class are elected for a three-year term. The current Board of Directors is comprised of seven members. Two members will be elected at the annual meeting. The Board of Directors has nominated and recommends to the shareholders James A. Deal and Steven I. Geringer, each of whom is an incumbent Class I director, for election as Class I directors to serve until the annual meeting of shareholders in 2004 and until such time as their respective successors are duly elected and qualified.

     If any of the nominees should become unable to accept election, the persons named in the proxy may vote for such other person or persons as may be designated by the Board of Directors. Management has no reason to believe that any of the nominees named above will be unable to serve.

     There are no family relationships, by blood, marriage or adoption, between or among any of our directors or executive officers. Ms. Guthrie, an affiliate of Capitol Health Partners, L.P., originally was appointed to our Board of Directors in connection with our sale of preferred stock in 1996. Certain information with respect to the nominees for election as Class I directors and with respect to the Class II and Class III directors (who are continuing in office) is set forth below.

                               CLASS I DIRECTORS
                     (TO BE ELECTED; TERMS EXPIRE IN 2004)

--------------------------------------------------------------------------------
JAMES A. DEAL                                                Director since 1992

     Mr. Deal, 51, serves as President and Chief Executive Officer and Director of Center for Diagnostic Imaging, Inc., a national network of outpatient diagnostic imaging centers. Mr. Deal served as Executive Vice President of American Healthways, Inc., or AMHC, from May 1991 to August 1998 and as President of Diabetes Treatment Centers of America, Inc., an AMHC subsidiary, from 1985 to August 1998.

--------------------------------------------------------------------------------
STEVEN I. GERINGER                                           Director since 1997

     Mr. Geringer, 55, has been a private investor since June 1996, previously having served as President and Chief Executive Officer of PCS Health Systems, Inc., a unit of Eli Lilly & Company and provider of managed pharmaceutical services to managed care organizations and health insurers, from June 1995 until June 1996, and President and Chief Operating Officer of PCS from May 1993 through May 1995.
--------------------------------------------------------------------------------
      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THESE NOMINEES.

                         DIRECTORS CONTINUING IN OFFICE

                               CLASS II DIRECTORS
                             (TERMS EXPIRE IN 2002)

--------------------------------------------------------------------------------
HENRY D. HERR                                                Director since 1992

     Mr. Herr, 55, has served as Executive Vice President of Finance and Administration and Chief Financial Officer of AMHC since 1986 and a director of AMHC since 1988. From December 1997 to December 1999, Mr. Herr served as an advisor to us. Mr. Herr served as our Chief Financial Officer from April 1992 until September 1994 and as our Secretary from April 1992 until December 1997.

--------------------------------------------------------------------------------
KEN P. MCDONALD                                              Director since 1996

     Mr. McDonald, 60, has served as our Chief Executive Officer since December 1997 and our President since July 1996, previously having served as our Executive Vice President and Chief Operating Officer since December 1994. Mr. McDonald joined us in 1993 as a Vice President.

--------------------------------------------------------------------------------
                              CLASS III DIRECTORS
                             (TERMS EXPIRE IN 2003)

--------------------------------------------------------------------------------
THOMAS G. CIGARRAN                                           Director since 1992

     Mr. Cigarran, 59, has served as our Chairman of the Board since 1992. Mr. Cigarran served as our Chief Executive Officer from January 1993 until December 1997, and as our President from January 1993 to July 1996. From December 1997 to December 1999, Mr. Cigarran served as an advisor to us. Mr. Cigarran is a co-founder of AMHC and has served as Chairman of the Board, President and Chief Executive Officer of AMHC since 1988.

--------------------------------------------------------------------------------
DEBORA A. GUTHRIE                                            Director since 1996

     Ms. Guthrie, 45, has served as President and Chief Executive Officer of the general partner of Capitol Health Partners, L.P., a Washington, D.C.-based venture fund specializing in healthcare industries since October 1995. Prior to forming Capitol Health Partners, L.P. in 1995, Ms. Guthrie was President and Chief Executive Officer of Guthrie Capital Corporation, a venture management company providing financial advisory and investment banking services to healthcare companies in the Mid-Atlantic and Southeastern United States. Ms. Guthrie is Secretary and a member of the Executive Committee and Board of Directors of the National Association of Small Business Investment Companies as well as the Board of Directors of the Center for International Private Enterprise, an arm of the U.S. Chamber of Commerce. Ms. Guthrie, a principal of Capitol Health Partners, L.P., originally was appointed to the Board of Directors in connection with our preferred stock equity financing in November 1996. Ms. Guthrie is also a director of six privately-held health care services companies.

--------------------------------------------------------------------------------
BERGEIN F. OVERHOLT, M.D.                                    Director since 1992

     Dr. Overholt, 63, has served as President of Gastrointestinal Associates, P.C., a gastrointestinal specialty group, and a partner in The Endoscopy Center, Knoxville, Tennessee, which owns a limited partnership interest in an ambulatory surgery center that is majority-owned and managed by us, since 1992. Dr. Overholt also serves as our Medical Director, is Chairman of the Laser Department at the Thompson Cancer Survival Center in Knoxville, Tennessee and is an Associate Professor of Clinical Medicine at the University of Tennessee in Knoxville, Tennessee.
--------------------------------------------------------------------------------

HOW ARE OUR DIRECTORS COMPENSATED?

     Base Compensation. Each non-employee director received an annual fee of $10,000 for their services as directors and as members of any committees of the Board of Directors on which they served. In addition, each non-employee director was reimbursed for out-of-pocket expenses incurred in attending Board of Directors' meetings and committee meetings.

     Restricted Stock. On the date of each annual meeting of shareholders, each non-employee director who is elected or reelected to the Board of Directors or who otherwise continues as a director shall automatically receive on the date of the annual meeting of shareholders a grant of that number of shares of restricted Class A common stock having an aggregate fair market value on such date equal to $10,000, adjusted annually for changes in the CPI. A director serving as medical director of the Company but not as an employee of the Company will be treated as a non-employee director for purposes of these restricted stock grants. In 2000, each non-employee director received shares of Class A common stock having an aggregate fair market value of $10,559. In addition, Mr. Cigarran received 10,000 shares of restricted Class A common stock as compensation for serving as Chairman of the Board of Directors.

     Each grant of restricted stock shall vest in one-third increments with one-third vesting equally on the date of grant and the first and second anniversary of the date of grant, if the grantee is still a director on each of such dates. Until the earlier of (i) five years from the date of grant and (ii) the date on which the non-employee director ceases to serve as a director, no restricted stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Upon termination of a non-employee director's service as a director for any reason other than death, disability or retirement, all shares of unvested non-employee director restricted stock will be forfeited. Upon resignation of a non-employee director as a director due to death, disability or retirement, all shares of restricted stock will immediately vest.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of Directors has standing Audit, Compensation and Nominating Committees.

     AUDIT COMMITTEE. The principal functions of the Audit Committee are to recommend to the full Board of Directors the engagement or discharge of our independent auditors; to review the nature and scope of the audit, including but not limited to a determination of the effectiveness of the audit effort through meetings held at least annually with independent auditors and a determination through discussion with the auditors that no unreasonable restrictions were placed on the scope or implementation of their examinations; to review the qualifications and performance of the auditors, including but not limited to a review of the plans and results of the auditing engagement and each professional service provided by the independent auditors; to review our financial organization and accounting practices, including, but not limited to, a review of our financial statements with the auditors and an inquiry into the effectiveness of our financial and accounting functions and internal controls through discussions with our auditors and officers; and to recommend to the full Board of Directors policies concerning avoidance of employee conflicts of interest and to review the administration of such policies. Members of the Audit Committee are James A. Deal, Debora A. Guthrie and Henry D. Herr. In fiscal 2000, the Audit Committee met six times.

     COMPENSATION COMMITTEE. The functions of the Compensation Committee include recommending to the full Board of Directors the compensation arrangements for senior management and directors, adopting compensation and benefit plans in which officers and directors are eligible to participate and granting options or other benefits under (and otherwise administering) such plans, including our 1992 Stock Option Plan and the 1997 Stock Incentive Plan. Members of the Compensation Committee are Steven I. Geringer, Debora A. Guthrie and James A. Deal. No member of this committee is a former or current officer or employee. The Compensation Committee met one time during fiscal 2000.

     NOMINATING COMMITTEE. The Nominating Committee is responsible for soliciting recommendations for candidates for the Board of Directors; developing and reviewing background information for candidates; making recommendations to the Board regarding such candidates; and reviewing and making recommendations to the Board with respect to candidates for directors proposed by shareholders. Any shareholder wishing to propose a nominee should submit a recommendation in writing to our Secretary, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director. Members of the Nominating Committee are Thomas
G. Cigarran, Ken P. McDonald and Bergein F. Overholt, M.D. The Nominating Committee met one time during fiscal 2000.

HOW OFTEN DID THE BOARD MEET DURING FISCAL 2000?

     The Board of Directors met six times during fiscal 2000. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of the committees of which the director was a member.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Bergein F. Overholt, M.D. is a director, our Medical Director and President and an 11.1% owner of The Endoscopy Center. The Endoscopy Center is a limited partner, and one of our subsidiaries is the general partner and majority owner of, The Endoscopy Center of Knoxville, L.P., which owns and operates an ambulatory surgery center. The aggregate amount of distributions made by The Endoscopy Center of Knoxville, L.P. to The Endoscopy Center in 2000 was $1,518,510, of which Dr. Overholt received his pro rata ownership percentage. During 2000, Dr. Overholt was paid $50,000 for his services as the Company's Medical Director and he participated in the 1997 Stock Incentive Plan as a non-employee director. See "How are our directors compensated?"

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is composed of three directors who are independent directors as defined under the applicable rules of the National Association of Securities Dealers. The Audit Committee operates under a written charter, a copy of which is included as Appendix B to this Proxy Statement. The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence from the Company and its management. The Audit Committee has considered whether the independent auditors' provision of non-audit services to the Company is compatible with maintaining the auditors' independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2000, which was filed with the Securities and Exchange Commission.

                                          Debora A. Guthrie
                                          James A. Deal
                                          Henry D. Herr

     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Decisions on compensation of our executive officers are made by the Compensation Committee of our Board of Directors. Each member of the Compensation Committee is a non-employee director. It is the responsibility of the Compensation Committee to determine whether in its judgment the executive compensation policies are reasonable and appropriate, meet their stated objectives and effectively serve our best interests and the best interests of our shareholders.

WHAT IS OUR PHILOSOPHY OF EXECUTIVE OFFICER COMPENSATION?

     The Compensation Committee believes that the primary objectives of the Company's executive compensation policies should be:

     - To attract and retain talented executives by providing compensation that is, overall, highly competitive with the compensation provided to executives at companies of comparable position in the health care services industry, while maintaining compensation within levels that are consistent with the Company's annual budget, financial objectives and operating performance;

     - To provide appropriate incentives for executives to work toward the achievement of the Company's annual financial performance and business goals based on the Company's annual budget; and

     - To more closely align the interests of executives with those of shareholders and the long-term interests of the Company by providing long-term incentive compensation in the form of non-qualified stock options or other equity-based long-term incentive compensation.

     The Compensation Committee believes that the Company's executive compensation policies should be reviewed annually and should be reviewed in light of the Company's financial performance, its annual budget and its position within the health care services industry, as well as the compensation policies of similar companies in the health care services business. The compensation of individual executives should then be reviewed annually by the Compensation Committee in light of its executive compensation policies for that year.

     In reviewing the comparability of the Company's executive compensation policies, the Compensation Committee reviews executive compensation for other comparable companies. In light of factors that are unique to the Company, the Compensation Committee believes that, while the Company competes generally with these other health care service companies, the Company is the leader in the development of a relatively new method of delivery for outpatient surgical procedures, and its rapid and high growth history provides unique circumstances that should be taken into account. These differences are important factors, which the Compensation Committee expects to consider in determining executive compensation and in analyzing comparable financial performance.

     The Compensation Committee believes that in addition to corporate performance, it is appropriate to consider in setting and reviewing executive compensation the level of experience and responsibilities of each executive as well as the personal contributions a particular individual may make to the success of the corporate enterprise. Such qualitative factors as leadership skills, analytical skills, organizational development, public affairs and civic involvement are deemed to be important qualitative factors to take into account in considering levels of compensation. No relative weight is assigned to these qualitative factors, which are applied subjectively by the Compensation Committee.

     BASE SALARY. Base compensation for executive officers of the Company is based on the terms of employment agreements between the Company and the executives. These agreements provide for a minimum base salary adjusted for increases in the CPI and such other increases as the Compensation Committee shall determine to be appropriate. In determining whether an increase in base compensation for the executive officers is appropriate, the Compensation Committee may review recommendations of management and consult with the chief executive officer. After taking into consideration these recommendations and consultations, the contributions of each executive and the performance of the Company, the Compensation Committee will subjectively determine appropriate levels of base compensation. In fiscal 2000, the Compensation Committee awarded increases in the annual base compensation for executive officers, excluding the chief executive officer, ranging from 7.5% to 15.6%. The minimum increase mandated by the employment agreements with the executive officers is the annual CPI increase. The Compensation Committee did not assign any relative weight to the quantitative and qualitative factors it applied in reaching its base compensation decisions.

     ANNUAL BONUS. The Compensation Committee considers that compensation should be linked primarily to operating performance. To achieve this link with regard to short-term performance, the Compensation Committee relies on cash bonuses awarded under the bonus plan under which cash awards can be granted to executive officers based upon: (a) the extent to which actual earnings of the Company during a fiscal year meet or exceed the earnings targets approved by the Compensation Committee for such fiscal year and (b) other specific targets related to an executive officer's specific area of responsibility, including surgery center profits and new acquisition and development transactions. These elements of the bonus plan were established in advance of the beginning of the fiscal year. The maximum total bonus award that executive officers could receive ranged from 60% to 100% of base salary for 2000. Total combined awards for all components of the bonus plan for 2000 ranged from 27% to 51% of base salary for 2000.

     STOCK OPTIONS AND 401(K) PLAN. Stock options and contributions under the Company's 401(k) plan are the principal vehicle for payment of long-term compensation. The Compensation Committee considers that an integral part of the Company's executive compensation program is equity-based compensation plans which align executives' long-range interests with those of the shareholders. This long-term incentive program is principally reflected in the 1992 Stock Option Plan and the 1997 Stock Incentive Plan. The 401(k) plan provides for a matching contribution by the Company of 25% of the participant's voluntary salary contributions, with a maximum Company contribution of $2,500 per year, based on a maximum voluntary salary contribution established by the U.S. Department of Labor.

     The Compensation Committee believes that long-term stock-based incentive compensation should be structured so as to closely align the interests of the executives with the interests of the Company's shareholders and, in particular, to provide only limited value in the event that the Company's stock price fails to increase over time. The Compensation Committee determines the award of stock option grants to the executive officers and takes into account the recommendations of the chief executive officer prior to approving annual awards of long-term stock-based incentive compensation. These stock options are granted in part to reward the senior executives for their long-term strategic management of the Company, and to motivate the executives to improve shareholder value. They also reflect the committee's objective to provide a greater portion of compensation for executives in the form of long-term equity-linked awards. During fiscal 2000, the Compensation Committee awarded options to purchase Class A common stock with an exercise price of $6.75 per share to the following executive officers in the following amounts: Ms. Gulmi 12,000 shares; Mr. Harrell 10,000 shares; Mr. Lunn 10,000 shares; and Mr. Manning 12,000 shares. During fiscal 2000, the Compensation Committee awarded options to purchase 25,000 shares of Class A common stock with an exercise price of $7.563 to Mr. Zamojski.

HOW IS OUR CHIEF EXECUTIVE OFFICER COMPENSATED?

     The Compensation Committee believes that the compensation of our chief executive officer is consistent with its general policies concerning executive compensation and is appropriate in light of the Company's financial objectives and performance. Awards of long-term incentive compensation to our chief executive officer are considered concurrently with awards to other executive officers and follow the same general policies as such other long-term incentive awards.

     In reviewing and approving Mr. McDonald's fiscal 2000 compensation package, the Compensation Committee took into account the Company's performance in fiscal 1999, the Company's progress in developing its practice-based ambulatory surgery center business and such other factors as the Compensation Committee deemed appropriate in its subjective judgment. Mr. McDonald received an annual performance bonus of 51% of base salary based on corporate profits for fiscal 2000; a matching contribution of $2,625 to the Company's 401(k) plan on his behalf; and long-term stock-based incentives in the form of an option to purchase 60,000 shares of the Company's Class A common stock at an exercise price of $6.75 per share.

HOW ARE WE ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

     Section 162(m) of the Internal Revenue Code of 1986, enacted as part of the Omnibus Budget Reconciliation Act of 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the chief executive officer and four other most highly compensated executive officers. Under IRS regulations, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee does not believe that any of the executive compensation arrangements for fiscal 2000 will result in the loss of a tax deduction pursuant to Section 162(m). The Compensation Committee expects to continue to monitor the application of Section 162(m) to executive compensation and will take appropriate action if it is warranted in the future.

                                          James A. Deal
                                          Steven I. Geringer
                                          Debora A. Guthrie

EMPLOYMENT AGREEMENTS

     We have employment agreements with each of Mr. McDonald, Ms. Gulmi, Mr. Zamojski, Mr. Harrell, Mr. Lunn and Mr. Manning. The employment agreements have an initial one-year term, but contain a provision that automatically extends the term for an additional one year on the first and each successive anniversary date until such executive reaches age 65, after which term the employment agreement shall not be automatically extended. We can cancel the automatic renewal provision prior to each anniversary date. The employment agreements provide that if we elect not to extend the executive's employment, the executive will be considered to have been terminated without cause and will receive his or her base salary, reduced by any salary earned by the executive from another employer, plus certain benefits for a period of one year. The executive will also receive the same compensation as provided above if the executive terminates his or her employment with us under certain circumstances at any time within 12 months following a change in control (as defined in the employment agreements). The employment agreements also contain a restrictive covenant pursuant to which each executive has agreed not to compete with us during the time we are obligated to compensate him or her pursuant to his or her employment agreement.

SUPPLEMENTAL EXECUTIVE RETIREMENT SAVINGS PLAN

     As of January 1, 2000, we adopted a non-qualified deferred compensation plan which allows employees who are at the executive level of Vice-President or higher to make pre-tax contributions to an investment account established in such executive's name. Additional contributions may be made by the Company in our discretion and vest in equal increments over five years, subject to automatic vesting if the executive retires, dies, or becomes disabled or if the plan terminates or if there is a change of control of the Company. All contributions to the plan are subject to claims of our creditors. The Compensation Committee administers the plan. Contributions made by the Company to the plan for the year ended December 31, 2000 were $46,000.

EXECUTIVE COMPENSATION SUMMARY TABLE

     Except as noted below, the following table provides information as to annual, long-term or other compensation during fiscal years 2000, 1999 and 1998 for the persons who, at the end of fiscal 2000, were the chief executive officer and the other four most highly compensated executive officers (the "named executive officers").

                                                                           LONG-TERM
                                                  ANNUAL COMPENSATION    COMPENSATION
                                                  -------------------   ---------------
                                                                        NUMBER OF STOCK    ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR    SALARY    BONUS(1)   OPTIONS GRANTED   COMPENSATION
---------------------------                ----   --------   --------   ---------------   ------------
Ken P. McDonald..........................  2000   $260,000   $133,250       60,000          $24,075(2)
  President and Chief Executive Officer    1999   $225,000   $ 85,641       40,000          $ 2,500
                                           1998   $175,007   $ 77,003           --          $ 4,000
Claire M. Gulmi..........................  2000   $172,000   $ 54,953       12,000          $16,815(2)
  Senior Vice President, Chief Financial   1999   $160,000   $ 74,100       27,000          $ 2,447
  Officer and Secretary                    1998   $134,535   $ 41,084       28,333               --
Royce D. Harrell.........................  2000   $164,725   $ 57,826       10,000          $16,215(2)
  Senior Vice President, Corporate
     Services                              1999   $153,230   $ 78,655        9,000          $ 2,175
                                           1998   $145,940   $ 41,717        5,000               --
Rodney H. Lunn...........................  2000   $172,685   $ 67,602       10,000          $16,872(2)
  Senior Vice President, Center
     Development                           1999   $156,620   $ 65,634       10,000          $ 6,707
                                           1998   $145,697   $ 39,411        7,500          $ 4,320
David L. Manning.........................  2000   $172,685   $ 70,126       12,000          $16,872(2)
  Senior Vice President, Development       1999   $156,620   $ 67,298       10,000          $ 6,820
                                           1998   $145,697   $ 22,507        6,667          $ 4,320
Dennis J. Zamojski(3)....................  2000   $ 83,333   $ 28,523       25,000          $ 6,875(2)
  Senior Vice President, Operations

(1) Reflects bonuses earned during fiscal 2000.
(2) The fiscal 2000 amounts reflect Company contributions to the supplemental executive retirement savings plan earned during 2000, and with the exception of Mr. Zamojski, Company matching contributions to the employee's 401(k) plan.
(3) Although Mr. Zamojski did not join the Company until August 2000, and thus, does not qualify as a "named executive officer" for the purposes of this Proxy Statement, he is the Company's only other executive officer as defined by applicable SEC regulations.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2000, the Compensation Committee of the Board of Directors was composed of James A. Deal, Steven I. Geringer and Debora A. Guthrie. None of these persons has at any time been an officer or employee of the Company or any of its subsidiaries. In addition, there are no relationships among the Company's executive officers, members of the Compensation Committee or entities whose executives serve on the Board of Directors or the Compensation Committee that require disclosure under applicable SEC regulations.

OPTION GRANTS FOR FISCAL 2000

     The table below sets forth the following information with respect to options granted to the named executive officers during fiscal 2000 under the Company's 1997 Stock Incentive Plan:

     - the number of shares of Class A common stock underlying options granted during the year;

     - the percentage that such options represent of all options granted to employees during the year;

     - the exercise price;

     - the expiration date; and

     - the potential realizable value of the options assuming both a 5% and 10% annual return on the underlying common stock from the date of grant of each option to the end of each option term.

                                           INDIVIDUAL GRANTS
                       ----------------------------------------------------------   POTENTIAL REALIZABLE
                         NUMBER OF       PERCENT OF                                   VALUES AT ASSUMED
                       SECURITIES OF   TOTAL OPTIONS                                   ANNUAL RATES OF
                        UNDERLYING       GRANTED TO       EXERCISE                       STOCK PRICE
                          OPTIONS       EMPLOYEES IN       PRICE       EXPIRATION       APPRECIATION
NAME                    GRANTED(#)     FISCAL YEAR(%)   PER SHARE($)      DATE       FOR OPTION TERM($)
----                   -------------   --------------   ------------   ----------   ---------------------
                                                                                       5%          10%
                                                                                    ---------   ---------
Ken P. McDonald......      60,000(1)        15.9%          $6.75        01/27/10    $254,702    $645,466
Claire M. Gulmi......      12,000(1)         3.2%          $6.75        01/27/10    $ 50,940    $129,093
Royce D. Harrell.....      10,000(1)         2.7%          $6.75        01/27/10    $ 42,450    $107,578
Rodney H. Lunn.......      10,000(1)         2.7%          $6.75        01/27/10    $ 42,450    $107,578
David L. Manning.....      12,000(1)         3.2%          $6.75        01/27/10    $ 50,940    $129,093

(1) Represents options to purchase shares of Class A common stock which vest in five equal annual installments beginning on the date of grant.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The table below sets forth the following information with respect to option exercises during 2000 by each of the named executive officers and the status of their options at December 31, 2000:

     - the number of shares of Class A common stock acquired upon exercise of options during 2000;

     - the aggregate dollar value realized upon the exercise of such options;

     - the total number of shares of common stock underlying exercisable and non-exercisable stock options held at December 31, 2000; and

     - the aggregate dollar value of the in-the-money exercisable options at December 31, 2000.

                                                               NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                          NUMBER OF                                 OPTIONS AT              IN-THE-MONEY OPTIONS AT
                       SHARES ACQUIRED    VALUE REALIZED       DECEMBER 31, 2000(#)         DECEMBER 31, 2000($)(1)
                       UPON EXERCISE OF        UPON         ---------------------------   ---------------------------
NAME                      OPTIONS(#)        EXERCISE($)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ----------------   ---------------   -----------   -------------   -----------   -------------
Ken P. McDonald......           --                 --         205,915        94,083       $3,773,860     $1,603,450
Claire M. Gulmi......           --                 --          63,199        44,132       $1,153,611     $  733,436
Royce D. Harrell.....       16,666           $193,326          92,182        17,983       $1,927,299     $  362,025
Rodney H. Lunn.......           --                 --         235,082        17,750       $5,234,241     $  298,669
David L. Manning.....       30,000           $336,275         215,066        18,933       $4,719,250     $  320,512

(1) The aggregate dollar value of the options held at year-end are calculated as the difference between the fair market value of the Class A common stock ($24.375 as reported on The Nasdaq National Market on December 31, 2000) and the respective exercise prices of the stock options.

COMPARISON OF CUMULATIVE TOTAL RETURNS

     The following graph compares the performance of our Class A common stock and Class B common stock with the performance of a market index and a peer group index. The market index is the Center for Research in Security Prices Index for NASDAQ Stock Market (U.S. Companies) and the peer group index is the Center for Research in Security Prices Index for NASDAQ Health Services Stocks. The graph covers the period from the inception of trading in our Common Stock, December 4, 1997, through the end of fiscal 2000. The graph assumes that $100 was invested on December 4, 1997 in our Class A and Class B common stock, the NASDAQ Index and the NASDAQ Health Services Index, and that all dividends were reinvested.

                                                                                      NASDAQ STOCK MARKET       NASDAQ HEALTH
                                           AMSURG CLASS A         AMSURG CLASS B              (US)             SERVICES STOCKS
                                           --------------         --------------      -------------------      ---------------
12/04/97                                        100                    100                    100                    100
12/31/97                                         86                     86                     97                    101
12/31/98                                         84                     75                    137                     85
12/31/99                                         74                     72                    255                     69
12/31/00                                        279                    226                    154                     94

              PROPOSAL 2 -- APPROVAL OF THE RECLASSIFICATION PLAN

     The Board of Directors has approved and recommends that the shareholders approve the Reclassification Plan which will eliminate our dual-class capital structure and reclassify all Class A common stock and all Class B common stock as one class of "Common Stock."

BACKGROUND AND REASONS FOR THE PROPOSAL

     Prior to late 1997, we were a private company with only one class of common stock authorized and outstanding, and American Healthways, Inc., or AMHC, a public company traded on Nasdaq under the symbol AMHC, was the owner of approximately 58% of our outstanding common stock. Our business strategy was to develop, acquire and operate practice-based ambulatory surgery centers in partnership with physicians. Implementation of this business strategy required significant capital resources, and historically AMHC had funded substantially all of our capital needs. However, during 1994, AMHC had developed a new business strategy that required significant capital and therefore reduced AMHC's capacity to fund our capital needs. Management of AMHC and the Company determined that our long term needs required that we have access to the public equity and debt markets, and that a public trading market in our common stock could be created either through a public offering of a portion of the common stock owned by AMHC or through the distribution by AMHC of the Company's common stock that it owned to the stockholders of AMHC. In late 1996, AMHC management determined that it was in the best interest of its stockholders to create the public market opportunity for us through a substantially tax free spin-off of the AmSurg common stock held by AMHC. In connection with the spin-off and in order for the spin-off to be substantially tax free, we effected a recapitalization pursuant to which every three shares of outstanding common stock were converted into one share of Class A common stock. Immediately following the recapitalization, AMHC exchanged a portion of its shares of Class A common stock for shares of Class B common stock. In December 1997, based on favorable tax opinions, which were later supplemented by a ruling from the Internal Revenue Service, the spin-off was completed, and our Class A common stock and Class B common stock were listed on Nasdaq.

     The purpose for this recapitalization and exchange was to reduce the number of outstanding shares of common stock on a one for three basis through a reverse stock split to permit these shares to trade at proportionally higher per share prices and to increase the voting power of AMHC in the Company prior to the distribution to the extent required in order for the distribution to qualify for substantially tax-free treatment for federal income tax purposes.

     As part of the decision to spin off from AMHC, we engaged an investment banker to advise the Board of Directors as to the likely trading markets for the two classes of common stock. The investment banker informed the Board that because, among other reasons, the characteristics of the two class of common stock were identical other than voting rights with respect to the election and removal of directors, they believed the Class A and Class B common stock would not be valued materially differently in the trading marketplace. In fact, the Class B common stock generally has traded at a discount to the Class A common stock and always at lower volumes, principally because the concentrated ownership of Class B common stock and the relatively few number of shares available for trading led to a lack of liquidity in Class B common stock and therefore a discounted trading price. This is the case despite the fact that the Class B common stock has greater voting rights as to the election and removal of directors.

     The table below sets forth the highest and lowest closing sale prices for the Class A and Class B common stock for each of the four quarters of 1999 and 2000 and the first quarter of 2001, as reported on the Nasdaq National Market. The table also sets forth the aggregate trading volume for both classes during each of those periods.

                                               CLASS A COMMON STOCK          CLASS B COMMON STOCK
                                            ---------------------------   ---------------------------
QUARTER                                      HIGH     LOW      VOLUME      HIGH     LOW      VOLUME
-------                                     ------   ------   ---------   ------   ------   ---------
1999:
  First Quarter...........................  $ 9.50   $ 6.50   1,710,226   $ 8.75   $ 6.50     848,581
  Second Quarter..........................  $ 8.75   $ 6.00     897,907   $ 8.63   $ 5.75     326,472
  Third Quarter...........................  $ 8.13   $ 5.66     992,738   $ 7.75   $ 5.88     756,034
  Fourth Quarter..........................  $ 8.13   $ 5.13     536,149   $ 7.88   $ 4.75     217,628
2000:
  First Quarter...........................  $ 7.13   $ 5.00   1,782,470   $ 7.00   $ 5.50     477,646
  Second Quarter..........................  $ 6.44   $ 4.75     799,646   $ 6.50   $ 5.13     126,470
  Third Quarter...........................  $14.75   $ 5.25   3,930,452   $13.38   $ 5.38   1,623,687
  Fourth Quarter..........................  $24.75   $11.25   9,393,546   $20.31   $10.50   1,357,352
2001:
  First Quarter...........................  $24.88   $16.25   8,119,491   $22.56   $14.56   1,267,833

     The table reflects that during that period the Class B common stock generally was discounted in its value in comparison to the Class A common stock. The Class B common stock on only rare occasions traded at a price greater than the Class A common stock trading price. In fact, during the last quarter of fiscal 2000 and the first quarter of fiscal 2001, on only two trading days did the Class B common stock close at a higher price than the Class A common stock. On every other trading day, the Class A closed at a higher price than the Class
B. The trading volume for the Class B has also lagged substantially behind that of the Class A common stock. The Class B has fewer holders and fewer market makers, which has exacerbated the price and liquidity differentials.

     We detected significant confusion among our shareholders, analysts, broker dealers, the financial media and other members of the financial community with respect to our dual-class capital structure. The use of different trading symbols ("AMSGA" and "AMSGB") for the two classes confused some prospective investors, as well as broker dealers executing trades in the common stock. This confusion was especially prevalent when trading or accessing data electronically because of the many ways the trading symbols may be depicted. In addition, analysts often erroneously report our market capitalization because they do not reflect the two classes of common stock separately, and management is spending time and energy correcting information. Establishing a single class of Common Stock will allow for easier analysis and valuation of the rights to which shareholders are entitled and may increase investor interest in the Company by eliminating investor confusion caused by the dual-class structure.

     We also faced the risk that the Class B common stock, because of its trading price and relatively small number of outstanding shares, would not meet Nasdaq's listing standards. For instance, in the summer of 2000, we temporarily failed to comply with Nasdaq's rule regarding minimum market value of public float with respect to the Class B common stock. While the trading price of the Class B common stock has since risen above the minimum level needed to satisfy Nasdaq National Market continued listing requirements, the Class B common stock continues to be relatively illiquid and its trading price generally continues to be discounted when compared to the trading price of the Class A common stock. These issues led us to consider alternatives to improve the liquidity and aggregate market capitalization for our common stock.

     Based on the events discussed above, we determined that the only practical way to avoid the potential of delisting of the Class B common stock and improve the liquidity of the Class B common stock was to consolidate the two classes into one trading class, thereby improving liquidity for all shareholders. On September 29, 2000, we submitted a ruling request to the Internal Revenue Service asking for a ruling that the proposed reclassification would not adversely affect the IRS' previous rulings that AMHC's distribution of our stock that it held to its stockholders was substantially tax-free for federal income tax purposes. The IRS issued a favorable ruling on March 27, 2001. Upon receipt of the ruling, we filed a Statement on Form 8-K with the SEC, notifying the market of the favorable ruling and of our intent to submit this proposal at our 2001 annual meeting of shareholders.

     The Board believes that the Reclassification Plan should benefit the Company and all of our shareholders. The elimination of the dual classes will simplify our capital structure, and thereby provide greater flexibility and efficiency in raising capital, increase our appeal to investors, and better align the voting rights of shareholders with the shareholders' economic interests. It also conforms our capital structure with that of most other publicly held corporations, which we believe may generate more extensive analyst coverage and investor interest. Among publicly held companies, there has been a trend away from dual-class capital structures, consistent with policies of the major stock exchanges and Nasdaq in favor of one-share, one-vote common stock capitalization. However, we cannot guarantee that the benefits of a simplified capital structure will be accomplished as rapidly as currently expected, or at all.

     In establishing the one-for-one conversion ratio for both the Class A common stock and the Class B common stock, the Board took into account the advice of its investment banker and legal counsel, including data regarding the conversion ratios used by companies in other reclassifications. The Board also recognized that the two classes of stock originally had been created with the intention of making them economically identical. The conversion ratio of one share of Common Stock for one share of Class B common stock may provide the holders of Class B common stock with a slight premium over the average market price of a share of Class B common stock in recent periods but is consistent with the intention that the shares represent equal economic units of value. Implementation of the Reclassification Plan will increase the relative voting power of the holders of Class A common stock with regard to the election of directors or the removal of directors for cause; however, it will not result in any single shareholder or group of shareholders increasing their voting power materially and it will continue the equal voting rights which currently exist for the holders of Class A and Class B common stock on all matters other than the election of directors or the removal of directors for cause.

     The Board, after considering the potential benefits that it believes will accrue as a result of implementation of the Reclassification Plan, determined that adoption of Reclassification Plan would be in the best interests of the Company and its shareholders.

DESCRIPTION OF THE RECLASSIFICATION PLAN

     On March 12, 2001, the Board unanimously approved the Reclassification Plan, which consists of the following components:

     - AMENDMENTS TO ARTICLE 7 OF THE AMENDED AND RESTATED CHARTER. Article 7 of the Amended and Restated Charter will be amended to eliminate provisions relating to Class A common stock and Class B common stock, to provide for a single class of common stock designated as "Common Stock" and to provide for the reclassification of each share of Class A common stock and each share of Class B common stock as one share of common stock. Currently, the Amended and Restated Charter provides for two classes of common stock, the Class A common stock and the Class B common stock, and authorizes the issuance 35,000,000 shares of Class A common stock and 4,800,000 shares of Class B common stock. The number of authorized shares of common stock will be 39,800,000. The amended and restated Article 7 is included in the Second Amended and Restated Charter, which is set forth in Appendix A hereto. As of the record date,
       the Company had outstanding                shares of Class A common stock
       and 4,787,131 shares of Class B common stock. Given the one-for-one conversion ratio in the Reclassification Plan, there will be no increase in the total number of shares of Common Stock outstanding due to the Reclassification Plan.

     - FILING THE SECOND AMENDED AND RESTATED CHARTER. The Second Amended and Restated Charter (reflecting all amendments adopted pursuant to shareholder action at the Annual Meeting) will be filed with the Secretary of State of the State of Tennessee on the day of the Annual Meeting or as soon thereafter as practicable. The Reclassification Plan will become effective at the close of business (5:00 p.m. CDT) on the date of such filing (the "Effective Time").

     - CONVERSION RATIO AND RECLASSIFICATION AND CONVERSION OF SHARES. As of the Effective Time, each outstanding share of Class A common stock and each outstanding share of Class B common stock will be reclassified as and converted into one share of Common Stock, without any action on the part of the holder thereof, and with no consideration paid to the Class A common shareholders or the Class B common shareholders. For all purposes, certificates representing shares of Class A common stock and Class B common stock will be deemed to be certificates representing shares of Common Stock. Each holder may submit his or her certificate to the transfer agent at any time and will be entitled to receive a new certificate representing the same number of shares of common stock. Until surrendered, each certificate theretofore representing shares of Class A common stock or Class B common stock will represent the right to receive, upon surrender, the number of shares of common stock to which that holder is entitled, as determined in accordance with the Second Amended and Restated Charter. Until surrendered, each certificate will entitle its holder to receive dividends and to vote on any matter put to a vote of the shareholders as if the certificate representing Common Stock had been issued to such holder.

     - AMENDMENT OF OPTION PLANS. Immediately following the Effective Time, pursuant to the terms of our 1992 Stock Option Plan and our 1997 Stock Incentive Plan, the appropriate committees will take any action necessary so that each option to acquire shares of Class A common stock outstanding as of the Effective Time will be deemed to be exercisable for a like number of shares of Common Stock. The agreements evidencing such options will not be required to be surrendered for exchange. Future options granted under our stock option plans will cover shares of Common Stock and the plans will be deemed to cover only such shares.

     - AMENDMENT OF RIGHTS AGREEMENT. Immediately following the Effective Time, pursuant to the terms of our Amended and Restated Rights Agreement dated December 13, 1999 with SunTrust Bank Atlanta as Rights Agent, the Company will amend the rights agreement to replace references to Class A common stock and Class B common stock with references to Common Stock and will take any other action necessary so that each right attaches to each newly created share of Common Stock.

     - NASDAQ NATIONAL MARKET LISTING. The common stock will be listed on the Nasdaq National Market under the symbol "AMSG." The Nasdaq National Market listing of Class A common stock and Class B common stock as AMSGA and AMSGB, respectively, will be eliminated upon listing of the Common Stock.

     - CONDITIONS TO IMPLEMENTATION OF THE RECLASSIFICATION
       PLAN. Implementation of the Reclassification Plan requires the approval of a majority of the votes of holders of the outstanding shares of Class A common stock and Class B common stock, each voting as a separate class.

     This Proxy Statement describes the provisions of the Amended and Restated Charter that the Board is proposing to amend. The proposed amendments to the Amended and Restated Charter are reflected in the text of the Second Amended and Restated Charter that is set forth in Appendix A to this Proxy Statement.

     The elimination of the miscellaneous unnecessary provisions contained in the Amended and Restated Charter (Proposal 3) is conditioned upon the approval of the Reclassification Plan. Accordingly, if the shareholders do not approve the Reclassification Plan, those unnecessary provisions will not be eliminated, even if the shareholders vote in favor of eliminating those provisions.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF COMMON STOCK BEFORE AND AFTER THE RECLASSIFICATION PLAN IS EFFECTIVE

     The following table sets forth information, as of April 20, 2001(except as specified below) and on an as-adjusted basis to give effect to the Reclassification Plan, with regard to the ownership of common stock by persons, other than directors and executive officers, that are known by us to be the beneficial owners of 5% or more of our Class A common stock or Class B common stock.

                                                                CURRENT                    IMPACT OF
                                                         BENEFICIAL OWNERSHIP        RECLASSIFICATION PLAN
                                                       -------------------------   -------------------------
                                                          SHARES                      SHARES
                                        CLASS OF       BENEFICIALLY   PERCENT OF   BENEFICIALLY   PERCENT OF
BENEFICIAL OWNER(1)                   COMMON STOCK        OWNED        CLASS(2)      OWNED(3)      CLASS(2)
-------------------                 ----------------   ------------   ----------   ------------   ----------
Wasatch Advisors, Inc.............  Class A             1,023,791         7.0%
                                    Class B               703,631        14.7%
                                    New Common Stock                                1,727,422        9.0%
Waddell & Reed Investment
  Management Co...................  Class A               441,000         3.0%
                                    Class B               694,061        14.5%
                                    New Common Stock                                1,135,061        5.9%
Provident Investment Counsel,
  Inc.............................  Class A             1,218,900         8.4%
                                    New Common Stock                                1,218,900        6.3%
Wellington Management Company,
  L.L.P...........................  Class A               106,200         0.7%
                                    Class B               384,000         8.0%
                                    New Common Stock                                  490,200        2.5%
HLM Management Co., Inc...........  Class A               788,500         5.4%
                                    New Common Stock                                  788,500        4.1%

---------------

(1) For addresses and source of stock holdings information of each shareholder listed in this table, see the table and footnotes in the section above entitled "Who are the largest owners of the Company's stock?"
(2) Based on the number of shares outstanding at April 20, 2001.
(3) Based upon the number of shares of common stock into which the shares of Class A common stock and Class B common stock outstanding on April 20, 2001 would be reclassified at the Effective Time.

     The following table sets forth information, as of April 20, 2001 (except as specified below) and on an as-adjusted basis to give effect to the Reclassification Plan, with regard to the ownership of common stock by our directors and executive officers.

                                                       CURRENT BENEFICIAL                IMPACT OF
                                                            OWNERSHIP              RECLASSIFICATION PLAN
                                                    -------------------------    -------------------------
                                                       SHARES                       SHARES
                                      CLASS OF      BENEFICIALLY   PERCENT OF    BENEFICIALLY   PERCENT OF
BENEFICIAL OWNER(1)                 COMMON STOCK      OWNED(2)      CLASS(3)       OWNED(4)      CLASS(3)
-------------------               ----------------  ------------   ----------    ------------   ----------
Ken P. McDonald.................  Class A              249,250         1.7%
                                  New Common Stock                                  249,250         1.3%
Claire M. Gulmi.................  Class A               89,248           *
                                  New Common Stock                                   89,248           *
Dennis J. Zamojski..............  Class A                1,834           *
                                  New Common Stock                                    1,834           *
Royce D. Harrell................  Class A              100,915           *
                                  New Common Stock                                  100,915           *
Rodney H. Lunn..................  Class A              299,170         2.0%
                                  Class B                   59           *
                                  New Common Stock                                  299,229         1.6%
David L. Manning................  Class A              285,133         2.0%
                                  New Common Stock                                  285,133         1.5%
Thomas G. Cigarran..............  Class A               42,322           *
                                  Class B              378,554         7.9%
                                  New Common Stock                                  420,876         2.2%
James A. Deal...................  Class A                6,442           *
                                  Class B              110,728         2.3%
                                  New Common Stock                                  117,170           *
Steven I. Geringer..............  Class A               13,813           *
                                  New Common Stock                                   13,813           *
Debora A. Guthrie...............  Class A               86,925           *
                                  Class B                  890           *
                                  New Common Stock                                   87,815           *
Henry D. Herr...................  Class A               24,898           *
                                  Class B              219,558         4.6%
                                  New Common Stock                                  244,456         1.3%
Bergein F. Overholt, M.D........  Class A               95,932           *
                                  Class B                  340           *
                                  New Common Stock                                   96,272           *
All directors and executive
  officers as a group (12
  persons)......................  Class A            1,295,882         8.4%
                                  Class B              710,129        14.8%
                                  New Common Stock                                2,006,011        10.4%

 *  Represents less than 1% of each class of our outstanding common stock.
(1) For addresses and source of stock holdings information of each director or executive officer listed in this table, see the table and footnotes in the section above entitled "How much stock do our directors and executive officers own?"
(2) Includes shares that could be purchased by exercise of options exercisable on April 20, 2001 or within 60 days thereafter under our stock option plans and shares of which the director or executive officer may disclaim beneficial ownership.
(3) Based on the number of shares outstanding at April 20, 2001.

(4) Based upon the number of shares of common stock into which the shares of Class A common stock and Class B common stock outstanding on April 20, 2001 would be reclassified at the Effective Time.

CERTAIN EFFECTS OF THE RECLASSIFICATION PLAN

     BUSINESS AND OPERATIONS. We expect that the Reclassification Plan will have no impact on the business or operations of the Company and its subsidiaries. Immediately after implementation of the Reclassification Plan, the business operations of the Company will be continued by the Company as they currently are conducted.

     EFFECTS ON RELATIVE OWNERSHIP INTEREST AND VOTING POWER. The relative ownership interest of each holder of common stock will be the same immediately after implementation of the Reclassification Plan as it was immediately prior thereto. The relative voting power of the holders of the Class B common stock for votes on election of directors and removal of directors for cause will be diluted from approximately 76.7% to approximately 24.8%.

     STOCK OPTION PLANS. The Reclassification Plan will not have a material impact on our stock option plans or other benefit plans. Outstanding options to purchase Class A common stock will remain exercisable for the same number of shares, for the same exercise price and upon the same terms as in effect before the Reclassification Plan.

     RIGHTS AGREEMENT. The Reclassification Plan will not have any impact on our Rights Agreement, except for technical amendments to the agreement to replace references to the Class A and Class B common stock with references to Common Stock.

     ACCOUNTING CONSEQUENCES. The Reclassification Plan will not have any effect on earnings per share or book value per share.

     TRADING MARKET. Currently, the shares of Class A common stock and the shares of Class B common stock are each quoted separately on the Nasdaq National Market under the symbols "AMSGA" and "AMSGB" respectively. After the implementation of the Reclassification Plan, the shares of Common Stock will be quoted on the Nasdaq National Market under the symbol "AMSG". For the twelve month period ended March 31, 2001, the average daily trading volume of the Class A common stock was approximately 88,618 shares and the average daily trading volume for the Class B common stock was approximately 17,432 shares. Although one reason underlying our desire for a single class of common stock is increasing the liquidity and trading efficiency of our Common Stock, we cannot assure that the liquidity and trading efficiency of the single class of Common Stock will increase as a result of the Reclassification Plan.

     EFFECT ON MARKET PRICE. The market price of shares of Common Stock following the implementation of the Reclassification Plan will depend on many factors, including, among others, our future performance, general market conditions and conditions relating to companies in industries similar to ours. Accordingly, we cannot predict the prices at which the Common Stock will trade following the approval of Reclassification Plan, just as we could not predict the price at which the Class A common stock and Class B common stock currently trade. On March 27, 2001, the last trading day prior to the public announcement that the Company intended to proceed with the Reclassification Plan, the closing sale price of the Class A common stock and the Class B common stock was $17.44 per share and $16.75 per share, respectively, as reported on Nasdaq.

     SECURITIES ACT OF 1933. The reclassification of the Class A common stock and the Class B common stock into shares of Common Stock would be made pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act. Shares of Common Stock issued upon effectiveness of the Reclassification Plan, other than any such shares held by affiliates of the Company within the meaning of the Securities Act, and other than shares received in respect of restricted shares, may be offered for sale and sold in the same manner as the existing Class A and Class B common stock without additional registration under the Securities Act. Affiliates of the Company and holders of restricted shares will continue to be subject to the restrictions specified in Rule 144 under the Securities Act.

     CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following is a discussion of certain of the federal income tax consequences of the Reclassification Plan. This discussion is not a complete description of all of the consequences of the Reclassification Plan. Moreover, each shareholder's individual circumstances may affect the tax consequences of the Reclassification Plan to such shareholder.

     Prior to our creation of the dual-class capital structure in 1997, we requested and received from the Internal Revenue Service a ruling which held that the recapitalization of our capital structure to create the dual-class structure and the subsequent distribution of shares of the Company held by AMHC to its stockholders would not result in the recognition of a gain or loss by AMHC or its stockholders, provided that the recapitalization qualified as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. In our request, we represented that there was no plan or intention to change our capital or voting structure within five years of the distribution.

     Based on the unforeseeable developments described above that have occurred since the distribution and that support approval of the Reclassification Plan, we requested and received a letter ruling from the Internal Revenue Service which provided that the Reclassification Plan would not adversely affect the IRS's previous rulings with regard AMHC's initial distribution of our stock to its stockholders and the initial creation of our dual-class capital structure. In addition, we believe that the reclassification of our Class A common stock and Class B common stock as common stock will be treated as a tax-free exchange under Section 1036 of the Code and as a tax-free recapitalization under Section 368(a)(1)(E) of the Code. As a result of such treatment, the following tax consequences will apply:

     - No gain or loss will be recognized for federal income tax purposes by our shareholders upon the reclassification of their shares of Class A common stock and Class B common stock as Common Stock.

     - The basis for the shares reclassified as shares of Common Stock will be the same as the aggregate basis of the Class A Common Stock and Class B common stock held by a shareholder before the Reclassification Plan became effective.

     - The holding period of the shares reclassified as shares of Common Stock will include the periods during which the Class A common stock and Class B common stock were held by a shareholder before the Reclassification Plan became effective, provided such shares were held by such shareholder as a capital asset at the time the Reclassification Plan became effective.

     - No gain or loss will be recognized for federal income tax purposes by the Company upon the reclassification of shares of Class A common stock and Class B common stock as shares of Common Stock.

     BECAUSE CERTAIN TAX CONSEQUENCES OF THE RECLASSIFICATION PLAN MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH SHAREHOLDER, EACH HOLDER OF OUR CLASS A COMMON STOCK AND CLASS B COMMON STOCK IS URGED TO CONSULT SUCH HOLDER'S OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE RECLASSIFICATION PLAN (INCLUDING THE APPLICATION AND EFFECT OF FOREIGN, STATE AND LOCAL INCOME AND OTHER TAX LAWS).

     MISCELLANEOUS. The Reclassification Plan involves no increase in the total number of shares of Common Stock authorized in the Amended and Restated Charter. We currently have no additional plans to effect an offering of shares of Common Stock following implementation of the Reclassification Plan. However, the Second Amended and Restated Charter will provide for sufficient authorized shares of Common Stock so that the Board could effect such an offering without seeking additional shareholder approval for such action.

COMPARISON OF CAPITAL STOCK BEFORE AND AFTER THE RECLASSIFICATION PLAN IS EFFECTIVE

     The existing rights, powers and limitations of Class A common stock and Class B common stock are set forth in Article 7 of the Amended and Restated Charter. The rights, powers and limitations of the Common Stock that will be issued pursuant to the Reclassification Plan will be set forth in Article 7 of the Second

Amended and Restated Charter. The following summary should be read in conjunction with, and is qualified in its entirety by reference to, the Second Amended and Restated Charter set forth in Appendix A hereto:

     - VOTING RIGHTS. Currently, holders of shares of Class A common stock have one vote per share and holders of shares of Class B common stock have one vote per share, except with respect to the election of directors or the removal of directors for cause, in which case holders of shares of Class A common stock have one vote per share and holders of Class B common stock have ten votes per share. The holders of shares of Class A common stock and Class B common stock vote together as a single class on the election of directors and for all other purposes except that with respect to amendments to our charter that would alter or change the powers, preferences or special rights of the holders of such class of common stock so as to affect them adversely or as required under the Tennessee Business Corporation Act, the holders of such class are entitled to vote separately as a group. As amended pursuant to the Reclassification Plan,
       Article 7 will provide for one vote for each share of Common Stock. With respect to voting for the election of directors and the removal of directors for cause, this change will increase the relative voting power of each of the holders of shares of Class A common stock and will decrease the relative voting power of each of the holders of shares of Class B common stock. In addition, this change will eliminate the rights of the holders of shares of Class A common stock and Class B common stock to separate class votes, such as the separate class votes required with respect to the Reclassification Plan.

     - DISTRIBUTION OF ASSETS. The rights of the holders of shares of Class A common stock and of Class B common stock are the same in the event of the Company's liquidation, dissolution or winding up. These rights will not be affected by the Reclassification Plan. Each shareholder's proportionate equity interest in the Company will be unchanged.

     - MERGER OR CONSOLIDATION. In the event the Company is a party to a merger, consolidation, share exchange or other business combination, the holders of shares of Class A common stock are entitled to receive the same per share consideration received by the holders of the Class B common stock. This provision will be eliminated pursuant to the Reclassification Plan because there will no longer be two classes of common stock and thus, this provision would be unnecessary.

     - SUBDIVISIONS AND COMBINATIONS OF SHARES. If the shares of either class of common stock are subdivided or combined, the outstanding shares of the other class must be likewise subdivided or combined. This provision will be eliminated pursuant to the Reclassification Plan because there will no longer be two classes of common stock and thus, this provision would be unnecessary.

     - DIVIDENDS; DISTRIBUTIONS. Holders of Class A common stock and holders of Class B common stock are entitled to receive dividends, whether payable in cash, stock or property, on an equal basis. However, dividends or distributions payable in stock of the Corporation, including stock splits or divisions, may only be paid in shares of Class A common stock. As such, if a dividend of Class A common stock is declared with respect to the Class A common stock or with respect to the Class B common stock, the Board must approve a pro rata and simultaneous dividend on the other class of common stock. This provision will be eliminated pursuant to the Reclassification Plan because there will no longer be two classes of common stock and thus, this provision would be unnecessary.

     - ISSUANCE OF THE CLASS B COMMON STOCK. No additional shares of Class B common stock are permitted to be issued after the initial issue of shares of Class B common stock. This provision will be eliminated pursuant to the adoption of the Reclassification Plan. This may adversely affect the holders of Class B stock because their ownership may now be diluted through the issuance of additional shares of the class of common stock they hold.

     - OPEN MARKET PURCHASES AND ISSUER TENDER OFFERS. Upon a public offer by the Company to purchase shares of Class B common stock in the open market or in private transactions or pursuant to an issuer tender offer, we must simultaneously offer to purchase at least the same number of shares of Class A common stock on the same terms and conditions. This provision will be eliminated pursuant to the Reclassification Plan because there will no longer be two classes of stock and thus, this provision would be unnecessary.

     - INCREASE IN AUTHORIZED SHARES OF CLASS B COMMON STOCK. The number of authorized shares of Class B common stock may not be increased without the approval of the holders of a majority of the outstanding shares of Class A common stock voting as a separate class. This provision will be eliminated pursuant to the Reclassification Plan because there will no longer be two classes of stock and thus, this provision would be unnecessary.

     - AMENDMENT OR MODIFICATION. None of the powers, preferences or relative rights of the Class A common stock or the Class B common stock may be altered or amended so as to adversely affect such powers, preferences or rights without the approval of the holders of a majority of the shares of the adversely affected class, voting as a separate class. This provision will be eliminated pursuant to the Reclassification Plan because there will no longer be two classes of stock and thus, this provision would be unnecessary.

     - AUTHORIZED NUMBER OF SHARES GENERALLY. Article 7 currently authorizes 35,000,000 shares of Class A common stock, no par value, and 4,800,000 shares of Class B common stock, no par value. The Second Amended and Restated Charter will authorize 39,800,000 shares of Common Stock.

     All other rights, powers and limitations with respect to the shares of Common Stock to be issued pursuant to the Reclassification Plan are the same as the existing rights of the Class A and Class B common stock.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD

     Implementation of the Reclassification Plan requires the approval of a majority of the holders of the outstanding shares of Class A common stock and Class B common stock, each voting as a separate class.

     THE BOARD OF DIRECTORS CONSIDERS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF THE COMPANY AND ALL OF ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE RECLASSIFICATION PLAN AND AN AMENDMENT OF THE AMENDED AND RESTATED CHARTER TO REFLECT THE TERMS OF THE RECLASSIFICATION PLAN.

        PROPOSAL 3 -- APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED CHARTER TO ELIMINATE CERTAIN UNNECESSARY PROVISIONS AND TO CONFIRM THE
        NUMBER OF SHARES OF PREFERRED STOCK AUTHORIZED UNDER THE CHARTER

     The Board has approved eliminating certain provisions of Article 7 of the Amended and Restated Charter which describe the terms of Series A Convertible Preferred Stock and Series B Redeemable Preferred Stock. Shares of these two series of preferred stock are no longer outstanding and therefore, these provisions are now unnecessary. In addition, the Board has approved the continued use of 5,000,000 shares as the number of shares of preferred stock authorized under the Company's "blank check" provision. A copy of the Second Amended and Restated Charter, revised to reflect the proposed amendments, is set forth in Appendix A hereto.

     The first sentence of Article 7 refers to shares of two series of preferred stock, Series A Redeemable Preferred Stock and Series B Convertible Preferred Stock, none of which are outstanding. Section (1) of Article 7 describes the terms of the Series A Redeemable Preferred Stock. Section (2) of Article 7 describes the terms of the Series B Convertible Preferred Stock. Shares of these series were originally issued by the Company in connection with equity investments made by certain investors. The holders of Series A Redeemable Preferred Stock converted their shares into shares of Class A common stock during the first quarter of 1998, and the Series B Convertible Preferred Stock automatically converted into shares of Class A common stock in June 1998.

     The initial paragraph of Article 7 sets forth 5,000,000 shares as the number of authorized shares of preferred stock. Article 7 also vests the Board with the power to determine the preferences, limitations, and relative rights of any class or series of shares before the issuance of any shares of that class or series ("blank check" authority). The Board recommends retaining 5,000,000 shares as the number of authorized shares of Preferred Stock, 398,000 shares of which will continue to be designated as Series C Junior Participating Preferred Stock.

     If you approve the elimination of the designations and terms of the Series A Redeemable Preferred Stock and Series B Convertible Preferred Stock, the 500,000 shares of Preferred Stock currently designated as Series A Redeemable Preferred Stock and the 416,666 shares of Preferred Stock currently designated as Series B Convertible Preferred Stock will revert to blank check Preferred Stock and, pursuant to Article 7 of the proposed Second Amended and Restated Charter, the Board will determine when, and on what terms, each share of blank check Preferred Stock will be issued. Specifically, the Board will be permitted to designate each share of blank check Preferred Stock as a member of a class or series and accordingly, will be empowered to determine, among other things, the following: (i) the dividend rights of each share of blank check Preferred Stock;
(ii) the voting rights, if any (in addition to any prescribed by statute), of each share of blank check Preferred Stock; (iii) the rights if any, to convert or exchange each share of blank check Preferred Stock into or for other securities; (iv) the conditions or restrictions, if any, on specified actions of the Company affecting the rights of each share of blank check Preferred Stock;
(v) the redemption provisions, if any, of each share of blank check Preferred Stock; and (vi) the preference, if any, to which each share of blank check Preferred Stock would be entitled in the event of liquidation of, or distribution of, our assets. Accordingly, the Board may, in its discretion, upon issuance of the shares of blank check Preferred Stock, or any portion thereof, designate rights, limitations, powers and preferences similar to those currently attached to what is currently designated as the Series A Redeemable Preferred Stock or the Series B Convertible Preferred Stock. In addition, shares of blank check Preferred Stock may be voting or non-voting as determined in the Board's sole discretion. The Board is required to make any determination to issue shares of our capital stock based on its judgment as to the best interests of our shareholders and the Company. Although the Board has no present intention of doing so, it could issue shares of blank check Preferred Stock that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. Shares of blank check Preferred Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Shares of blank check Preferred Stock could also be privately placed with purchasers favorable to the Board in opposing such action. In addition, the Board could authorize holders of a series of shares of blank check Preferred Stock to vote either separately as a class or with the holders of our Common Stock on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The issuance of new shares of blank check Preferred Stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board consider the action of such entity or person not to be in the best interests of the shareholders and the Company. The Board believes that the proposed amendment would provide us with additional flexibility for possible future financing transactions, acquisitions, employee benefit plans and other corporate purposes. The reversion of the shares of Series A Redeemable Preferred Stock and the shares of Series B Convertible Preferred Stock to blank check Preferred Stock would be particularly useful, as it will provide the Board with the authority to determine the exact terms of the shares of blank check Preferred Stock, or any portion thereof, at the time of issuance, in order to reflect the nature of the specific transaction. We have no present intention to issue any series or class of Preferred Stock.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD

     Approval of this proposal requires the number of shares of common stock voted in favor of the proposal to exceed the number of shares of common stock voted against it, with the holders of Class A common stock and Class B common stock voting together as a single class. Abstentions and broker non-votes will be counted in determining whether there is a quorum, but not be voted with respect to the proposal. Therefore, so long as a quorum is present, abstentions and broker non-votes will have no effect on whether this proposal is approved.

     THE BOARD OF DIRECTORS CONSIDERS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF THE COMPANY AND ALL OF ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CHARTER.

      PROPOSAL 4 -- APPROVAL OF AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN

     The Board of Directors has approved and recommends that the shareholders approve an amendment to our 1997 Stock Incentive Plan to increase the number of shares of Class A common stock (or Common Stock, should the Reclassification Plan be approved by the shareholders) reserved for issuance pursuant to the exercise of options granted under the plan and shares of restricted stock issuable under the plan from a maximum of 1,600,000 shares to 2,290,000 shares. The major features of the plan are summarized below.

THE PROPOSED AMENDMENT

     As of the record date, options to purchase 1,428,150 shares of our Class A common stock were outstanding under the plan, options to purchase 84,501 shares had been exercised, 86,819 restricted shares had been issued and 530 shares remained available for the grant of options or other awards under the plan. The proposed amendment would increase to 2,290,000 the number of shares of our Class A common stock (or Common Stock should the Reclassification Plan be approved) reserved for issuance pursuant to awards granted or to be granted under the plan. If the proposed amendment is approved, Paragraph (a) of Section 3 of the plan would be deleted and replaced with the following:

          "(a) The aggregate number of shares of Common Stock that may be issued under the Plan shall be 2,290,000 shares. The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Corporation or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 200,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum")."

     The Board of Directors believes that it is in our best interests and the best interests of our shareholders to approve the amendment to allow us to continue to grant options and other awards under the plan to secure the benefits of the additional incentive inherent in the ownership of our Common Stock by our key employees, to help secure and retain the services of our key employees and to have a sufficient number of shares of Common Stock available for awards of restricted stock to our non-employee directors.

SUMMARY OF THE MATERIAL PROVISIONS OF THE PLAN

     The following summary of the material provisions of the 1997 Stock Incentive Plan is qualified in its entirety by reference to the text of the plan, as amended and restated to reflect the proposed amendment, which is attached to this proxy statement as Appendix C.

     GENERALLY. Under the 1997 Stock Incentive Plan, the Compensation Committee has the authority to grant to our officers, other key employees, non-employee directors and consultants the following types of awards: (1) stock options; (2) stock appreciation rights; (3) restricted stock; and/or (4) other stock-based awards.

     Any shares as to which an option or other award expires, lapses unexpired, or is forfeited, terminated, or canceled may become subject to a new option or other award. The plan will terminate on, and no award may be granted later than, December 2007, but the exercise date of awards granted prior to such tenth anniversary may extend beyond such date.

     AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS. The plan provides for automatic grants of restricted Class A common stock to our non-employee directors as described in detail under the heading "How are our directors compensated?"

     STOCK OPTIONS. Incentive stock options and non-qualified stock options may be granted for such number of shares as the Compensation Committee may determine and may be granted alone, in addition to, or in tandem with other awards under the plan or cash awards outside the plan. A stock option will be exercisable at such times and subject to such terms and conditions as the Compensation Committee will determine. The term may not be more than ten years after the date of grant (five years in the case of incentive stock options for certain 10% shareholders). The option price for an incentive stock option will not be less than 100% (110%
in the case of certain 10% shareholders) of the fair market value of our Class A common stock as of the date of grant and for any non-qualified stock option will not be less than 50% of the fair market value as of the date of grant. Stock options and stock appreciation rights granted under the plan may not be transferred or assigned without the prior written consent of the Compensation Committee other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family or (ii) transfers by will or by the laws of descent and distribution.

     Stock appreciation rights may be granted under the plan in conjunction with all or part of a stock option and will be exercisable only when the underlying stock option is exercisable. Once a stock appreciation right has been exercised, the related portion of the stock option underlying the stock appreciation right will terminate. Upon the exercise of a stock appreciation right, the Compensation Committee will pay to the employee or consultant in cash, Class A common stock or a combination thereof (the method of payment to be at the discretion of the Compensation Committee), in an amount equal to the excess of the fair market value of the Class A common stock on the exercise date over the option price, multiplied by the number of stock appreciation rights being exercised.

     RESTRICTED STOCK. Restricted stock awards may be granted alone, in addition to, or in tandem with other awards under the plan or cash awards made outside the plan. The provisions attendant to a grant of restricted stock may vary from participant to participant. In making an award of restricted stock, the Compensation Committee will determine the periods during which the restricted stock is subject to forfeiture and may provide such other awards designed to guarantee a minimum value for such stock.

     OTHER STOCK-BASED AWARDS. The Compensation Committee also may grant other types of awards, such as performance shares, convertible preferred stock, convertible debentures, or exchangeable securities that are valued, in whole or in part, by reference to earnings per share or performance of our subsidiaries. These awards may be granted alone, in addition to, or in tandem with, stock options, restricted stock, or cash awards outside of the plan. Awards will be made upon such terms and conditions as the Compensation Committee may determine.

     EFFECTS OF A CHANGE IN CONTROL. If there is a change of control of the Company, stock appreciation rights and limited stock appreciation rights outstanding for at least six months and any stock options that are not then exercisable, become fully exercisable and vested and the restrictions and deferral limitations applicable to restricted stock and other stock-based awards lapse and such shares and awards will be deemed fully vested. In the event of a potential change of control of the Company, acceleration occurs at the discretion of the Board. For purposes of the plan, a change of control is defined generally to include:

     - any person or entity, other than the Company or a wholly-owned subsidiary of the Company, becoming the beneficial owner of our securities having 35% or more of the combined voting power of the then outstanding securities that may be cast for the election of directors;

     - as a result of, or in connection with, a cash tender, exchange offer, merger, or other business combination, sale of assets, or contested election, less than a majority of the combined voting power of our then outstanding securities entitled to vote generally in the election of directors being held in the aggregate by the holders of our securities entitled to vote generally in the election of our directors immediately prior to such transaction; and

     - during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Directors ceasing to constitute at least a majority thereof, unless the election of each director first elected during such period was approved by a vote of at least two-thirds of our directors then still in office who were our directors at the beginning of any such period.

     A potential change of control is defined generally to include: (i) the approval by shareholders of an agreement of the Company that, upon consummation, would result in a change of control of the Company; and (ii) the acquisition of beneficial ownership of securities of the Company representing 5% or more of the combined voting power and the adoption by the Compensation Committee of a resolution to the effect that a potential change of control has occurred for purposes of the plan.

     Stock options, stock appreciation rights, limited stock appreciation rights, restricted stock, and other stock-based awards will, unless otherwise determined by the Compensation Committee in its sole discretion, be cashed out on the basis of the change in control price (as defined in the plan and as described below). The change of control price will be the highest price per share paid in any transaction reported on The Nasdaq National Market or paid or offered to be paid in any bona fide transaction relating to a change in control or potential change in control at any time during the immediately preceding 60-day period, as determined by the Compensation Committee.

     AMENDMENTS AND TERMINATION. Our Board of Directors may amend, alter, or discontinue the plan, provided that no amendment may be made that would impair the rights of an optionee or participant under an award made under the plan without the participant's consent.

OPTIONS GRANTED UNDER THE PLAN

     Because awards under the plan are at the discretion of the Compensation Committee, the benefits that will be awarded under the plan to persons other than non-employee directors are not currently determinable. The following table shows as to each of the named executive officers, as to all executive officers as a group and as to all other employees as a group, as of April 20, 2001, the aggregate number of shares of Class A common stock subject to options granted under the plan, excluding options that have been canceled or forfeited unexercised, and the weighted average per share exercise price. As of April 20, 2001, the market value of a share of Class A common stock based on the closing price for such stock on The Nasdaq National Market was $19.90.

                                                               NUMBER OF
                                                                 STOCK
                                                                OPTIONS     AVERAGE EXERCISE
NAME                                                          OUTSTANDING   PRICE PER SHARE
----                                                          -----------   ----------------
Ken P. McDonald.............................................    288,333          $13.63
Claire M. Gulmi.............................................    118,999          $12.73
Royce D. Harrell............................................     40,333          $10.66
Rodney H. Lunn..............................................     73,833          $ 8.75
David L. Manning............................................    132,000          $14.96
Dennis J. Zamojski..........................................     29,167          $10.04
All executive officers as a group (6 persons)...............    682,665          $12.87
All other employees as a group..............................    745,485          $12.06

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain U.S. federal income tax aspects of options and shares of restricted stock awarded under the plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and the exact tax consequences to any grantee will depend upon his or her particular circumstances and other facts. The plan participants must consult their tax advisors with respect to any state, local, and foreign tax considerations or particular federal tax implications of options granted under the plan.

     INCENTIVE STOCK OPTIONS. Neither the grant nor the exercise of an incentive stock option will result in taxable income to the employee. The tax treatment of the subsequent sale of shares of common stock acquired upon exercise of an incentive stock option depends on whether the holding period requirement is satisfied. The holding period is met if the disposition of stock by the employee occurs (i) at least two years after the date of grant of the option; (ii) at least one year after the date the shares were transferred to the employee; and (iii) while the employee remains employed by us or not more than three months after his or her termination of employment (or not more than one year in the case of a disabled employee). In the case of a deceased employee, the incentive stock option may be exercised by the deceased employee's legal representative or heir provided the option was an incentive stock option in the hands of the deceased employee and the deceased employee was employed by us at any point during the three months prior to his or her death. However, the plan limits the right of the legal representative of any deceased employee to exercise an option to one year following death. If the holding period requirement is satisfied, the excess of the amount realized upon sale of the shares of common stock acquired upon the exercise of the incentive stock option over the price paid for these shares will be treated as a capital gain. If the employee disposes of the common stock acquired upon the exercise of the incentive stock option before the holding period requirement is met (a "disqualifying disposition"), the excess of the fair market value of the shares on the date of exercise or, if less, the fair market value on the date of disposition, over the exercise price will be taxable as ordinary compensation income to the employee at the time of disposition, and we will be entitled to a corresponding compensation deduction. The balance of the gain, if any, will be a capital gain for the employee. Any capital gain recognized by the employee will be a long-term capital gain if the employee's holding period for the shares of common stock at the time of disposition is more than one year; otherwise it will be short-term.

     Although the exercise of an incentive stock option will not result in taxable income to the employee, the excess of the fair market value of the common stock on the date of exercise over the exercise price will be included in the employee's "alternative minimum taxable income" under the Internal Revenue Code. This inclusion might subject the employee to, or increase his or her liability for, the alternative minimum tax under Section 55 of the Internal Revenue Code.

     NONQUALIFIED STOCK OPTIONS. There will be no federal income tax consequences to us or to the grantee upon the grant of non-qualified stock options under the plan. However, upon the exercise of a non-qualified stock option under the plan, the grantee will recognize ordinary compensation income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We will generally be entitled to a tax deduction at such time and in the same amount that the employee realizes ordinary income. If the shares of common stock so acquired are later sold or exchanged, the difference between the amount realized from such sale or exchange and the fair market value of such stock on the date of exercise of the option is generally taxable as long-term or short-term capital gain or loss depending upon the length of time the common stock has been held after such date.

     EXERCISE WITH SHARES. A grantee who pays the exercise price upon exercise of an incentive stock option or non-qualified stock option, in whole or in part, by delivering shares of common stock already owned by him or her will realize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above. Shares of common stock acquired upon exercise that are equal in number to the shares surrendered will have a tax basis equal to the tax basis of the shares surrendered, and (except as noted below with respect to disqualifying dispositions) the holding period of such shares will include the holding period of shares surrendered. In the case of a non-qualified stock option, the basis of additional shares received upon exercise of the non-qualified stock option will be equal to the fair market value of such shares on the date of exercise, and the holding period for such additional shares will commence on the date the option is exercised. In the case of an incentive stock option, the tax basis of the additional shares received will be zero, and the holding period of such shares will commence on the date of the exchange. If any of the shares received upon exercise of the incentive stock option are disposed of within two years of the date of the grant of the incentive stock option or within one year after exercise, the shares with the lowest basis (i.e., zero basis) will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as previously discussed above.

     RESTRICTED STOCK. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under
Section 83(b) of the Internal Revenue Code within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund or loss, for tax purposes in an amount equal to only the purchase price of the forfeited shares regardless of whether she or he made a
Section 83(b) election. The holding period to determine whether the participant has long-term or short-term capital gain or loss upon disposition of the shares generally begins when the restriction period expires and the tax basis for such shares will generally be based on the fair market value of such shares on such date. If the participant makes an election under Section 83(b), however, the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of the shares on that date (determined without regard to restrictions), and we generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year with respect to which the election is effective that such income is taxable.

     DIVIDENDS AND DIVIDEND EQUIVALENTS. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant and will be deductible by us. If the participant makes a Section 83(b) election, however, the dividends will be taxable as ordinary income to the participant but will not be deductible by us.

     OTHER STOCK-BASED AWARDS. The federal income tax treatment of other stock-based awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted stock, or in a manner not described herein.

     The plan is not intended to be a "qualified plan" under Section 401(a) of the Internal Revenue Code.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD

     Approval of this proposal requires the number of shares of common stock voted in favor of the proposal to exceed the number of shares of common stock voted against it, with the holders of Class A common stock and Class B common stock voting together as a single class. Abstentions and broker non-votes will be counted in determining whether there is a quorum, but not be voted with respect to the proposal. Therefore, so long as a quorum is present, abstentions and broker non-votes will have no effect on whether this proposal is approved.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     We have appointed Deloitte & Touche LLP as our independent public accountants for 2001. Deloitte & Touche LLP served as our independent public accountant for 2000. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting to make a statement if they desire to do so and to respond to questions from the shareholders.

FEES BILLED TO THE COMPANY BY DELOITTE & TOUCHE LLP DURING 2000

     AUDIT FEES. The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the audit of our annual financial statements for the year ended December 31, 2000 and the reviews of financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission during 2000 were $89,500.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. No amounts were billed by Deloitte & Touche LLP in 2000 for the operation or supervision of our information systems or local area network or for design or implementation of our financial information management systems.

     ALL OTHER FEES. The aggregate fees billed for all other services rendered to the Company by Deloitte & Touche LLP in 2000, including tax related services, totaled $259,040.

                                 OTHER MATTERS

     As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

     SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING. Pursuant to Rule 14a-8(e) of the Securities Exchange Act of 1934, shareholder proposals submitted in accordance with applicable rules and regulations for presentation at our next
annual meeting and received at our executive offices no later than           ,
2001 will be considered for inclusion in our proxy statement and form of proxy relating to the 2002 annual meeting.

     For other shareholder proposals to be timely (but not considered for inclusion in our proxy statement), a shareholder's notice must be received at
our executive offices no later than           , 2002 and should otherwise comply
with the advance notice provisions of our bylaws. For proposals that are not timely filed, we retain discretion to vote proxies we receive. For proposals that are timely filed, we retain discretion to vote proxies we receive provided
(1) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (2) the proponent does not issue a proxy statement.

     PROXY SOLICITATION COSTS. The proxies being solicited hereby are being solicited by us. We will bear the cost of soliciting proxies in the enclosed form. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

     FINANCIAL STATEMENTS AVAILABLE. A copy of our 2000 Annual Report to Shareholders containing audited financial statements and other information accompanies this proxy statement. A copy of our Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission on March 14, 2001, is available without charge upon request. Requests should be addressed to Chief Financial Officer, AmSurg Corp., 20 Burton Hills Boulevard, Nashville, Tennessee 37215 or to (615) 665-1283.

May   , 2001

                                                                      APPENDIX A

                      SECOND AMENDED AND RESTATED CHARTER
                                       OF
                                  AMSURG CORP.

     Pursuant to the provisions of Section 48-20-107 of the Tennessee Business Corporation Act, the undersigned corporation hereby amends and restates its Charter to supersede the original Charter and any and all prior amendments thereto as follows:

          1. The name of the corporation is AmSurg Corp. (the "Corporation").

          2. The Corporation is for profit.

          3. The duration of the Corporation is perpetual.

          4. The street address and zip code of the Corporation's principal office in Tennessee shall be:

               20 Burton Hills Boulevard
               Nashville, Tennessee 37215
               Davidson County

          5. (a) The name of the Corporation's registered agent is Claire M. Gulmi.

           (b) The street address, zip code, and county of the Corporation's registered office and registered agent in Tennessee shall be:

               20 Burton Hills Boulevard
               Nashville, Tennessee 37215
               Davidson County

          6. The Corporation is organized to do any and all things and to exercise any and all powers, rights, and privileges that a corporation may now or hereafter be organized to do, or to exercise, under the Tennessee Business Corporation Act, as amended.

          7. The aggregate number of shares of capital stock the Corporation is authorized to issue is 44,800,000 shares, of which 39,800,000 shares shall be common stock, no par value (the "Common Stock"), and 5,000,000 shares shall be preferred stock, no par value (the "Preferred Stock"), of which 398,000 shares are designated as Series C Junior Participating Preferred Stock. The Board of Directors may determine, in whole or in part, the preferences, limitations, and relative rights of any class of shares before the issuance of any shares of that class or one or more series within a class before the issuance of any shares within that series.

          The preferences, limitations, and relative rights of the above designated classes of stock shall be as follows:

          (1) Common Stock. There shall be one class of Common Stock. Set forth below in this Section (1) of Article 7 is a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof. All subsection references contained herein shall be to this Section (1) of Article 7.

             (a) Voting. Except as required by law and subject to any voting rights provided to holders of Series C Preferred Stock by this Charter, at every meeting of shareholders of the Corporation, every holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share of Common Stock standing in such holder's name on the stock transfer records of the Corporation.

             (b) Distribution of Assets. If the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, the holders of the Common Stock shall be entitled to an equal amount of net assets for each share of Common Stock. A merger or consolidation of the Corporation with or into any other corporation or sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to shareholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Subsection (b).

             (c) Dividends; Distributions. Holders of Common Stock shall be entitled to receive, on an equal basis, such dividends, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of the assets or funds of the Corporation legally available therefor.

             (d) Amendment or Modification. None of the powers, preferences and relative rights of the Common Stock as provided herein shall be amended in any manner which would alter or change the powers, preferences and relative rights of the holders of Common Stock so as to adversely affect them without being approved by the holders of the Common Stock.

          (2) Series C Junior Participating Preferred Stock. Pursuant to the authority vested in the Board of Directors in accordance with the provisions of this Article 7 of the Charter, the Board of Directors does hereby create, authorize and provide for the issuance of the Series C Junior Participating Preferred Stock out of the class of 5,000,000 shares of Preferred Stock, having the voting powers, designation, relative, participating, optional and other special rights, preferences, and qualifications, limitations and restrictions thereof that are set forth as follows:

             (a) Designation and Amount. The shares of such series shall be designated as Series C Junior Participating Preferred Stock ("Series C Preferred Stock") and the number of shares constituting such series shall be 398,000. Such number of shares may be adjusted by appropriate action of the Board of Directors.

             (b) Dividends and Distributions. Subject to the prior and superior rights of the holders of any shares of any other series of Preferred Stock or any other shares of Preferred Stock of the Corporation ranking prior and superior to the shares of Series C Preferred Stock with respect to dividends, each holder of one one-hundredth ( 1/100) of a share (a "Unit") of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose, dividends at the same rate as dividends are paid with respect to the Common Stock. In the event that the Corporation shall at any time after November 19, 1999 (the "Rights Dividend Declaration Date") (i) declare or pay any dividend on outstanding shares of Common Stock payable in shares of Common Stock;
        (ii) subdivide outstanding shares of Common Stock; or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then in each such case the amount to which the holder of a Unit of Series C Preferred Stock was entitled immediately prior to such event pursuant to the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

             (c) Voting Rights. The holders of Units of Series C Preferred Stock shall have the following voting rights:

                (i) Subject to the provision for adjustment hereinafter set forth, each Unit of Series C Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock; (ii) subdivide outstanding shares of Common Stock; or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the number of votes per Unit to which holders of Units of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

                (ii) Except as otherwise provided herein or by law, the holders of Units of Series C Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

                (iii) Except as set forth herein or required by law, holders of Units of Series C Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of shares of Common Stock as set forth herein) for the taking of any corporate action.

             (d) Reacquired Shares. Any Units of Series C Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such Units shall, upon their cancellation, become authorized but unissued Units of Series C Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

             (e) Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Units of Series C Preferred Stock shall be entitled to share in any assets remaining ratably with the holders of the Common Stock. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) increase by way of stock split or similar transaction the number of outstanding shares of Common Stock; (ii) subdivide the outstanding shares of Common Stock; or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the aggregate amount to which holders of Units of Series C Preferred Stock were entitled prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

             (f) Share Exchange, Merger, Etc. In case the Corporation shall enter into any share exchange, merger, combination or other transaction in which the shares of Common Stock are exchanged for or converted into other stock or securities, cash and/or any other property, then in any such case Units of Series C Preferred Stock shall at the same time be similarly exchanged for or converted into an amount per Unit (subject to the provision for adjustment hereinafter set forth) equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Rights Dividend Declaration Date
        (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock; (ii) subdivide outstanding shares of Common Stock; or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then in each such case the amount set forth in the immediately preceding sentence with respect to the exchange or conversion of Units of Series C Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

             (g) Redemption. The Units of Series C Preferred Stock shall not be redeemable at the option of the Corporation or any holder thereof. Notwithstanding the foregoing sentence of this Section, the Corporation may acquire Units of Series C Preferred Stock in any other manner permitted by law and the Charter or Bylaws of the Corporation.

             (h) Ranking. The Units of Series C Preferred Stock shall rank junior to any other class or series of Preferred Stock that hereafter may be issued by the Corporation as to the payment of dividends and the distribution of assets, unless the terms of any such series or class shall provide otherwise.

             (i) Amendment. The Charter, including without limitation the provisions hereof, shall not hereafter be amended, either directly or indirectly, or through merger or share exchange with another corporation, in any manner that would alter or change the powers, preferences or special rights of the Series C Preferred Stock so as to affect the holders thereof adversely without the affirmative vote of the holders of a majority or more of the outstanding Units of Series C Preferred Stock, voting separately as a class.

             (j) Fractional Shares. The Series C Preferred Stock may be issued in Units or other fractions of a share, which Units or fractions shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series C Preferred Stock.

          8. The shareholders of the Corporation shall not have preemptive rights.

          9. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, a Board of Directors consisting of not less than three nor more than twelve directors, the exact number of Directors to be determined in the manner provided in the Bylaws of the Corporation. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of Directors constituting the entire Board of Directors. Each class of Directors shall be elected for a three-year term, except at the 1997 annual meeting of shareholders, Class I Directors shall be elected for a one-year term; Class II Directors shall be elected for a two-year term; and Class III Directors shall be elected for a three-year term. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any additional Director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of Directors shorten the term of any incumbent Director. A Director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

          A Director may be removed from office but only for "cause" by the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote for the election of Directors, considered for this purpose as one class. "Cause" shall be defined for purposes of this Article 9 as (i) a felony conviction of a Director or the failure of a Director to contest prosecution for a felony; (ii) conviction of a crime involving moral turpitude; or (iii) willful and continued misconduct or gross negligence by a Director in the performance of his duties as a director.

          Notwithstanding any other provisions of this Charter, the affirmative vote of holders of two-thirds of the voting power of the shares entitled to vote at an election of Directors shall be required to amend, alter, change or repeal, or to adopt any provisions as part of this Charter or as part of the Corporation's Bylaws inconsistent with the purpose and intent of this
     Article 9.

          10. To the fullest extent permitted by the Tennessee Business Corporation Act as in effect on the date hereof and as hereafter amended from time to time, a Director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. If the Tennessee Business Corporation Act or any successor statute is amended after adoption of this provision to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Tennessee Business Corporation Act, as so amended from time to time, or such successor statute. Any repeal or modification of this Article 10 by the shareholders of the Corporation shall not affect adversely any right or protection of a Director of the Corporation existing at the time of such repeal or modification or with respect to events occurring prior to such time.

          11. The Corporation shall indemnify every person who is or was a party or is or was threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was a director, medical director or officer or is or was serving at the request of the Corporation as a director, medical director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, employee benefit plan, or other enterprise, including service on a committee formed for any purpose (and, in each case, his or her heirs, executors, and administrators), against all expense, liability, and loss (including counsel fees, judgments, fines, ERISA excise taxes, penalties, and amounts paid in settlement) actually and reasonably incurred or suffered in connection with such action, suit, or proceeding, to the fullest extent permitted by applicable law, as in effect on the date hereof and as hereafter amended. Such indemnification shall include advancement of expenses prior to the final disposition of such action, suit, or proceeding, subject to the provision of any applicable statute.

          The indemnification and advancement of expenses provisions of this
     Article 11 shall not be exclusive of any other right that any person (and his or her heirs, executors, and administrators) may have or hereafter acquire under any statute, this Charter, the Corporation's Bylaws, resolution adopted by the shareholders, resolution adopted by the Board of Directors, agreement, or insurance, purchased by the Corporation or otherwise, both as to action in his or her official capacity and as to action in another capacity. The Corporation is hereby authorized to provide for indemnification and advancement of expenses through its Bylaws, resolution of shareholders, resolution of the Board of Directors, or agreement, in addition to that provided by this Charter.

          12. The Bylaws of this Corporation may be amended, altered, modified, or repealed by resolution adopted by the Board of Directors, subject to any provisions of law then applicable.

          13. The Corporation shall hold a special meeting of shareholders only in the event (a) of a call of the Board of Directors of the Corporation or the officers authorized to do so by the Bylaws of the Corporation, or (b) the holders of at least fifteen (15%) percent of the voting power of the Common Stock sign, date, and deliver to the Corporation's secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

                                          AMSURG CORP.

                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------

Dated:
------------------------------ , 2001

                                                                      APPENDIX B

                           CHARTER OF AUDIT COMMITTEE
                                  AMSURG CORP.

     The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in monitoring on a periodic basis the processes used by the Company to produce financial statements, the Company's systems of internal accounting and financial controls, and the independence of the Company's outside auditors.

     In discharging its responsibilities, the Committee is empowered to investigate any matter with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts or consultants for this purpose. The Committee shall make regular reports to the Board.

     The Committee shall review and reassess the adequacy of this Charter on an annual basis and submit it annually to the Board for approval.

     The Committee shall be comprised of not less than three members of the Board, and the Committee's composition and experience will meet the applicable listing standards of AmSurg Corp.

     Accordingly, all of the members will be directors:

          1. Who have no relationship to the Company that may interfere with the exercise of their independent judgment in carrying out the responsibilities of a director (unless as to one non-independent member the Board under exceptional and limited circumstances determines that membership is required by the best interests of the Company and its shareholders); and

          2. Who are financially literate (as defined in the NASD listing standard) or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have sufficient experience or background which results in financial sophistication (as defined in the NASD listing standard).

     The committee's monitoring responsibility recognizes that the Company's management is responsible for preparing the Company's financial statements in accordance with generally accepted accounting principles and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Company's financial management, as well as its outside auditors, have more time, knowledge and more detailed information on the Company and its financial reports than do Committee members; consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements and is not conducting an audit or investigation of the financial statements or determining that the Company's financial statements are true and complete or are in accordance with generally accepted accounting principles.

     The following functions shall be the common recurring activities of the Committee in carrying out its monitoring responsibilities. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as it deems appropriate given the circumstances.

     - The Committee shall review with management and the outside auditors the annual audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statements of Auditing Standards ("SAS") No. 61 and No. 90.

     - As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission on Form 10-Q and the matters required to be discussed by SAS No. 61 and No. 90; this review will occur prior to the Company's filing of the Form 10-Q.

     - The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls that could significantly affect the Company's financial statements.

     - The Committee shall:

      - request from the outside auditors annually a formal written statement delineating all relationships between the outside auditors and the Company that may impact the objectivity and independence of the outside auditors, consistent with Independence Standards Board Standard Number 1;

      - discuss with the outside auditors in an active dialogue any such disclosed relationships and their impact on the outside auditors' independence; and

      - if determined appropriate by the Committee, recommend that the Board take appropriate action in response to the outside auditor's report to ensure the outside auditor's independence.

     - The Committee, subject to any action that may be taken by the Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditors, and the outside auditors are ultimately accountable to the Board and the Committee.

                                                                      APPENDIX C

                              AMENDED AND RESTATED
                                  AMSURG CORP.
                           1997 STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS.

     The purpose of the AmSurg Corp. 1997 Stock Incentive Plan (the "Plan") is to enable AmSurg Corp., a Tennessee corporation (the "Corporation") to attract, retain and reward key employees of and consultants to the Corporation and its Subsidiaries and Affiliates, and directors who are not also employees of the Corporation, and to strengthen the mutuality of interests between such key employees, consultants, and directors by awarding such key employees, consultants, and directors performance-based stock incentives and/or other equity interests or equity-based incentives in the Corporation, as well as performance-based incentives payable in cash. The creation of the Plan shall not diminish or prejudice other compensation programs approved from time to time by the Board.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     A. "Affiliate" means any entity other than the Corporation and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Corporation directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

     B. "Board" means the Board of Directors of the Corporation.

     C. "Cause" has the meaning provided in Section 5(j) of the Plan.

     D. "Change in Control" has the meaning provided in Section 10(b) of the Plan.

     E. "Change in Control Price" has the meaning provided in Section 10(d) of the Plan.

     F. "Common Stock" means (i) prior to the Distribution, the Corporation's Common Stock, without par value, and (ii) following the Distribution, the Corporation's Class A Common Stock, without par value.

     G. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     H. "Committee" means the Committee referred to in Section 2 of the Plan.

     I. "Corporation" means AmSurg Corp., a corporation organized under the laws of the State of Tennessee or any successor corporation.

     J. "Disability" means disability as determined in accordance with Corporation's policies in effect from time to time.

     K. "Distribution" means the Distribution contemplated by that certain Distribution Agreement, dated as of March 7, 1997, by and between American Healthcorp, Inc. and the Corporation.

     L. "Early Retirement" means retirement, for purposes of this Plan with the express consent of the Corporation at or before the time of such retirement, from active employment with the Corporation and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Corporation then in effect or as may be approved by the Committee.

     M. "Effective Date" has the meaning provided in Section 14 of the Plan.

     N. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     O. "Fair Market Value" means with respect to the Common Stock, as of any given date or dates, unless otherwise determined by the Committee in good faith, the reported closing price of a share of Common Stock on The Nasdaq Stock Market National Market or such other market or exchange as is the principal trading market for the Common Stock, or, if no such sale of a share of Common Stock is reported on The Nasdaq Stock Market National Market or other exchange or principal trading market on such date, the fair market value of a share of Common Stock as determined by the Committee in good faith.

     P. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

     Q. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

     R. "Non-Employee Director" means a member of the Board who is a Non-Employee Director within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act and an outside director within the meaning of Treasury Regulation Sec. 162-27(e)(3) promulgated under the Code.

     S. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     T. "Normal Retirement" means retirement from active employment with the Corporation and any Subsidiary or Affiliate on or after age 65.

     U. "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based on, the Common Stock.

     V. "Outside Director" means a member of the Board who is not an officer or employee of the Corporation or any Subsidiary or Affiliate of the Corporation. A Board member who serves as a medical director but is not either an officer or employee will be deemed to be an Outside Director.

     W. "Outside Director Restricted Stock" means an award to an Outside Director under Section 9 below.

     X. "Plan" means this 1997 Stock Incentive Plan, as amended from time to time.

     Y. "Restricted Stock" means an award of shares of Common Stock that is subject to restrictions under Section 7 of the Plan.

     Z. "Restriction Period" has the meaning provided in Section 7 of the Plan.

     AA. "Retirement" means Normal or Early Retirement.

     BB. "Section 162(m) Maximum" has the meaning provided in Section 3(a) hereof.

     CC. "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Common Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in
Section 6(b)(ii), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

     DD. "Stock Option" or "Option" means any option to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

     EE. "Subsidiary" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.  ADMINISTRATION.

     The Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. Decisions of the Committee may be ratified by the Board. The functions of the Committee specified in the Plan may be exercised by an existing

Committee of the Board composed exclusively of Non-Employee Directors. The initial Committee shall be the Compensation Committee of the Board.

     The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees, Outside Directors and consultants eligible under Section 4: (i) Stock Options, (ii) Stock Appreciation Rights,
(iii) Restricted Stock, and/or (iv) Other Stock-Based Awards; provided, however, that the power to grant and establish the terms and conditions of awards to Outside Directors under the Plan other than pursuant to Section 9 shall be reserved to the Board.

     In particular, the Committee, or the Board, as the case may be, shall have the authority, consistent with the terms of the Plan:

          (a) to select the officers, key employees and Outside Directors of and consultants to the Corporation and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Other Stock-Based Awards may from time to time be granted hereunder;

          (b) to determine whether and to what extent Incentive Stock Options, NonQualified Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible persons;

          (c) to determine the number of shares to be covered by each such award granted hereunder;

          (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 11 hereof;

          (e) to determine whether and under what circumstances a Stock Option may be settled in cash or Restricted Stock under Section 5(m) or (n), as applicable, instead of Common Stock;

          (f) to determine whether, to what extent, and under what circumstances Option grants and/or other awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan;

          (g) to determine whether, to what extent, and under what circumstances shares of Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

          (h) to determine whether to require payment of tax withholding requirements in shares of Common Stock subject to the award; and

          (i) to impose any holding period required to satisfy Section 16 under the Exchange Act.

     The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be subject to ratification by the Board, which shall act only on the recommendation of the Committee as to all matters as to which the Committee has discretion pursuant to the provisions of the Plan. Subject to such ratification, the decisions of the Committee shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3.  SHARES OF COMMON STOCK SUBJECT TO PLAN.

     (a) The aggregate number of shares of Common Stock that may be issued under the Plan shall be 2,290,000 shares. The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Corporation or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 200,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum").

     (b) If any shares of Common Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Restricted Stock or Other Stock-Based Award granted hereunder are forfeited prior to the payment of any dividends, if applicable, with respect to such shares of Common Stock, or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

     (c) In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in corporate structure affecting the Common Stock, an appropriate substitution or adjustment shall be made in the maximum number of shares that may be awarded under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number of shares underlying grants of Restricted Stock and Outside Director Restricted Stock, the
Section 162(m) Maximum and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. An adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.  ELIGIBILITY.

     Officers, other key employees and Outside Directors of and consultants to the Corporation and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Corporation and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan. Outside Directors are eligible to receive awards pursuant to Section 9 and as otherwise determined by the Board.

SECTION 5.  STOCK OPTIONS.

     Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Corporation or any Subsidiary of the Corporation.

     The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

     Options granted to officers, key employees, Outside Directors and consultants under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

          (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its Subsidiaries, not less than 110%) of the Fair Market

     Value of the Common Stock at grant, in the case of Incentive Stock Options, and not less than 50% of the Fair Market Value of the Common Stock at grant, in the case of Non-Qualified Stock Options.

          (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its Subsidiaries or parent corporations, more than five years) after the date the Option is granted.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that except as provided in Section 5(g) and (h) and Section 10, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

          (d) Method of Exercise. Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the optionee or, in the case of a Non-Qualified Stock Option, shares of Restricted Stock or shares subject to such Option or another award hereunder (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised). If payment of the exercise price is made in part or in full with Common Stock, the Committee may award to the employee a new Stock Option to replace the Common Stock which was surrendered. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Common Stock received upon the exercise shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant. No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 13(a).

          (e) Transferability of Options. No Non-Qualified Stock Option shall be transferable by the optionee without the prior written consent of the Committee other than (i) transfers by the Optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (f) Bonus for Taxes. In the case of a Non-Qualified Stock Option or an optionee who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, the Committee in its discretion may award at the time of grant or thereafter the right to receive upon exercise of such Stock Option a cash bonus calculated to pay part or all of the federal and state, if any, income tax incurred by the optionee upon such exercise.

          (g) Termination by Death. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (h) Termination by Reason of Disability. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of
     (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the committee shall specify at or after grant), any unexercised NonQualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (i) Termination by Reason of Retirement. Subject to Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) three months from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

          (j) Other Termination. Subject to Section 5(k), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term if the involuntary termination is without Cause. For purposes of this Plan, "Cause" means (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or (ii) a participant's willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Corporation or any Subsidiary or Affiliate. If an optionee voluntarily terminates employment with the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant or (except in the case of an Incentive Stock Option) thereafter may extend the exercise period in this situation for the lesser of three months or the balance of such Stock Option's term.

          (k) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such
     Section 422. No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000. To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

             (i) if (x) a participant's employment is terminated by reason of death, Disability, or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an "Incentive Stock Option" during such post-termination period under
        Section 422, such excess shall be treated as a NonQualified Stock Option; and

             (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

          (l) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Common Stock, or Restricted Stock an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

          (m) Settlement Provisions. If the option agreement so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted Stock determined without regards to the forfeiture restrictions involved.

          (n) Performance and Other Conditions. The Committee may condition the exercise of any Option upon the attainment of specified performance goals or other factors as the Committee may determine, in its sole discretion. Unless specifically provided in the option agreement, any such conditional Option shall vest immediately prior to its expiration if the conditions to exercise have not theretofore been satisfied.

SECTION 6.  STOCK APPRECIATION RIGHTS.

     (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option. A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option. A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

          (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be calculated on the basis of the Fair Market Value of the Common Stock on the date of exercise.

          (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
     Section 5(e) of the Plan.

          (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Common Stock to be issued under the Plan.

          (v) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

          (vi) The Committee may condition the exercise of any Stock Appreciation Right upon the attainment of specified performance goals or other factors as the Committee may determine, in its sole discretion.

SECTION 7.  RESTRICTED STOCK.

     (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 7(c). The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

          (i) The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

          (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

          (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

          (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such award.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (i) In accordance with the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber shares of Restricted Stock awarded under the Plan, except to the extent permitted under Section 13(h) below. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance, such other factors or criteria as the Committee may determine in its sole discretion.

          (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e), in additional Restricted Stock to the extent shares are available under
     Section 3, or otherwise reinvested. Pursuant to Section 3 above, stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. If the Committee so determines, the award agreement may also impose restrictions on the right to vote and the right to receive dividends.

          (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Corporation and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

          (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

     (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Corporation and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee.

SECTION 8.  OTHER STOCK-BASED AWARDS.

     (a) Administration. Other Stock-Based Awards, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Common Stock awards or options valued by reference to earnings per share or Subsidiary performance, may be granted either alone, in addition to, or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock granted under the Plan and cash awards made outside of the Plan; provided that no such Other Stock-Based Awards may be granted in tandem with Incentive Stock Options if that would cause such Stock Options not to qualify as Incentive Stock Options pursuant to Section 422 of the Code. Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

     (b) Terms and Conditions.  Other Stock-Based Awards made pursuant to this
Section 8 shall be subject to the following terms and conditions:

          (i) Shares subject to awards under this Section 8 and the award agreement referred to in Section 8(b)(v) below, may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

          (ii) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 8 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

          (iii) Any award under Section 8 and any shares of Common Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee in its sole discretion.

          (iv) In the event of the participant's Retirement, Disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 8.

          (v) Each award under this Section 8 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Corporation and the participant.

          (vi) Common Stock (including securities convertible into Common Stock) issued on a bonus basis under this Section 8 may be issued for no cash consideration. Common Stock (including securities convertible into Common Stock) purchased pursuant to a purchase right awarded under this Section 8 shall be priced at least 85% of the Fair Market Value of the Common Stock on the date of grant.

SECTION 9.  AWARDS TO OUTSIDE DIRECTORS.

     (a) The provisions of this Section 9 shall apply only to awards to Outside Directors in accordance with this Section 9. The Committee shall have no authority to determine the timing of or the terms or conditions of any award under this Section 9.

     (b) Effective as of the Distribution, each person serving as an Outside Director on such date will receive a grant of a number of shares of Common Stock (rounded up to the next whole share) having an aggregate Fair Market Value on such date equal to $10,000, which shares shall be restricted as provided in this
Section 9.

     (c) On the date of the Annual Meeting of Shareholders of the Corporation occurring after the Distribution, unless this Plan has been previously terminated, each Outside Director will receive an automatic grant of a number of shares of Common Stock (rounded up to the next whole share) having an aggregate Fair Market Value on such date equal to $10,000 (subject to increase based upon any increase in the Consumer Price Index for Urban Wage Earning and Clerical Workers, U.S. All City Average Report, of the U.S. Bureau of Labor Statistics or, if such index is no longer available, a similar index), which shares shall be restricted as provided in this Section 9.

     (d) Each grant of Outside Director Restricted Stock shall vest in increments of one-third of the shares of Common Stock subject to such grant with the first one-third increment vesting on the date of grant, the second one-third increment on the first anniversary of the date of grant and the final one-third increment on the second anniversary of the date of grant, if the grantee is still a member of the Board on such dates. Upon the vesting of the shares, the Corporation will deliver the stock certificate(s) evidencing the vested shares to the Outside Director, all restrictions on the shares imposed by this Plan (other than pursuant to Section 13(a) below) will be lifted and such shares will no longer be deemed to be "Outside Directors Restricted Stock" hereunder.

     (e) Until the earlier of (i) five years from the date of grant and (ii) the date on which the Outside Director ceases to serve as a director of the Corporation (the "Outside Director Period of Restriction"), no Outside Director Restricted Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Each certificate representing Outside Director Restricted Stock granted pursuant to this Section 9 shall bear the following legend:

     "The sale or other transfer of the shares represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the AmSurg Corp. 1997 Stock Incentive Plan (the "Plan"). A copy of the Plan and the rules of such Plan may be obtained from the Secretary of AmSurg Corp."

Once the Outside Director Period of Restriction has lapsed, the grantee shall be entitled to have the legend required by this Section 9 removed from such stock certificate(s); provided however, that such certificate shall be subject to any legend required by applicable state or federal law.

     (f) Upon termination of an Outside Director's service as a member of the Board for any reason other than death, disability or retirement, all shares of Outside Restricted Stock not theretofore vested will be forfeited. Upon termination of an Outside Director's service as a member of the Board due to death, disability or retirement, all shares of Outside Director Restricted Stock will immediately vest.

     (g) Grantees of Outside Director Restricted Stock shall enter into a restricted stock agreement with the Corporation setting forth the terms provided herein. Each participant receiving an award of Outside Director Restricted Stock shall be issued one or more stock certificates evidencing the shares of Outside Director Restricted Stock. Such certificates shall be registered in the name of the Outside Director, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the award. The stock certificates shall be held in the custody of the Corporation until the award or portion thereof represented by such certificate is vested. The Corporation may require the Outside Director to deliver a stock power, endorsed in blank, relating to the shares of Common Stock covered by the award.

     (h) Outside Directors will have the right to vote the shares and to receive cash dividends with respect to the shares of Outside Director Restricted Stock. Stock dividends issued with respect to Outside Director Restricted Stock will be treated as additional shares of Outside Director Restricted Stock subject to the same restrictions and vesting schedule as the shares of Outside Director Restricted Stock with respect to which they were received.

     (i) Shares of Outside Director Restricted Stock shall be subject to Section
10. The number of shares underlying each grant of Outside Director Restricted Stock shall be adjusted automatically in the same manner as the number of shares under Section 3 hereof at any time that awards of Restricted Stock are adjusted as provided in Section 3.

SECTION 10.  CHANGE IN CONTROL PROVISIONS.

     (a) Impact of Event.  In the event of:

          (1) a "Change in Control" as defined in Section 10(b); or

          (2) a "Potential Change in Control" as defined in Section 10(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination),

          (i) Subject to the limitations set forth below in this Section 10(a), the following acceleration provisions shall apply:

             (a) Any Stock Appreciation Rights or any Stock Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

             (b) The restrictions applicable to any Restricted Stock, Outside Director Restricted Stock and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

          (ii) Subject to the limitations set forth below in this Section 10(a), the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Outside Director Restricted Stock and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined Board or by the Committee in its sole discretion prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 10(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Board or Committee may determine prior to the Change in Control.

          (iii) The Board or the Committee may impose additional conditions on the acceleration or valuation of any award in the award agreement.

     (b) Definition of Change in Control. For purposes of Section 10(a), a "Change in Control" means the happening of any of the following:

          (i) any person or entity, including a "group" as defined in Section 13(d)(3) of the Exchange Act, other than the Corporation or a wholly-owned subsidiary thereof or any employee benefit plan of the Corporation or any of its Subsidiaries, becomes the beneficial owner of the Corporation's securities having 35% or more of the combined voting power of the then outstanding securities of the Corporation that may be cast for the election of directors of the Corporation (other than as a result of an issuance of securities initiated by the Corporation in the ordinary course of business); or

          (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Corporation or any successor corporation or entity entitled to vote generally in the election of the directors of the Corporation or such other corporation or entity after such transaction are held in the aggregate by the holders of the Corporation's securities entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction; or

          (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period.

     (c) Definition of Potential Change in Control. For purposes of Section 10(a), a "Potential Change in Control" means the happening of any one of the following:

          (i) The approval by shareholders of an agreement by the Corporation, the consummation of which would result in a Change in Control of the Corporation as defined in Section 10(b); or

          (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Corporation or a Subsidiary or any Corporation employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Corporation representing 5% or more of the combined voting power of the Corporation's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Corporation has occurred for purposes of this Plan.

     (d) Change in Control Price. For purposes of this Section 10, "Change in Control Price" means the highest price per share paid in any transaction reported on The Nasdaq Stock Market National Market or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Corporation at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cash out occurs under Section 10(a)(ii).

SECTION 11.  AMENDMENTS AND TERMINATION.

     The Board may at any time amend, alter or discontinue the Plan; provided, however, that, without the approval of the Corporation's shareholders, no amendment or alteration may be made which would (a) except as a result of the provisions of Section 3(c) of the Plan, increase the maximum number of shares that may be issued under the Plan or increase the Section 162(m) Maximum, (b) change the provisions governing Incentive Stock Options except as required or permitted under the provisions governing incentive stock options under the Code, or (c) make any change for which applicable law or regulatory authority (including the regulatory authority of The Nasdaq Stock Market National Market or any other market or exchange on which the Common Stock is traded) would require shareholder approval or for which shareholder approval would be required to secure full deductibility of compensation received under the Plan under
Section 162(m) of the Code. No amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock, Other Stock-Based Award or Outside Director Restricted Stock theretofore granted, without the participant's consent.

     The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices. Solely for purposes of computing the Section 162(m) Maximum, if any Stock Options or other awards previously granted to a participant are canceled and new Stock Options or other awards having a lower exercise price or other more favorable terms for the participant are substituted in their place, both the initial Stock Options or other awards and the replacement Stock Options or other awards will be deemed to be outstanding (although the canceled Stock Options or other awards will not be exercisable or deemed outstanding for any other purposes).

SECTION 12.  UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 13.  GENERAL PROVISIONS.

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Corporation in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) The adoption of the Plan shall not confer upon any employee of the Corporation or any Subsidiary or Affiliate any right to continued employment with the Corporation or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may require withholding obligations to be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

     (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

     (g) The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

     (h) In addition to any other restrictions on transfer that may be applicable under the terms of this Plan or the applicable award agreement, no Stock Option, Stock Appreciation Right, Restricted Stock award, Other Stock-Based Award or Outside Director Restricted Stock award or other right issued under this Plan is transferable by the participant without the prior written consent of the Committee, or, in the case of an Outside Director, the Board, other than (i) transfers by a participant to a member of his or her Immediate Family or a trust for the benefit of the participant or a member of his or her Immediate Family or (ii) transfers by will or by the laws of descent and distribution. The designation of a beneficiary will not constitute a transfer.

     (i) The Committee may, at or after grant, condition the receipt of any payment in respect of any award or the transfer of any shares subject to an award on the satisfaction of a six-month holding period, if such holding period is required for compliance with Section 16 under the Exchange Act.

SECTION 14.  EFFECTIVE DATE OF PLAN.

     The Plan shall be effective upon adoption by the Board (the "Effective Date"), subject to approval by the holders of a majority of the votes of the Corporation's capital stock.

SECTION 15.  TERM OF PLAN.

     No Stock Option, Stock Appreciation Right, Restricted Stock award, Other Stock-Based Award or award of Outside Director Restricted Stock award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards granted prior to such tenth anniversary may be extended beyond that date.

                                  AMSURG CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 23, 2001

    The undersigned hereby appoints Ken P. McDonald and Claire M. Gulmi, and each of them, as proxies, with full power of substitution, to vote all shares of CLASS A COMMON STOCK or CLASS B COMMON STOCK of the undersigned as shown below on this proxy at the Annual Meeting of Shareholders of AmSurg Corp. (the "Company"), to be held on FRIDAY, JUNE 23, 2001, at the SunTrust Financial Center, 5th Floor, 424 Church Street, Nashville, Tennessee at 9:00 a.m., local time (CDT), and any adjournments or postponements thereof.

(1) ELECTION OF DIRECTORS:

        [ ] FOR all of the following nominees                    [ ] WITHHOLD AUTHORITY (ABSTAIN)
          (except as indicated to the contrary below):            to vote for all nominees

                 Class I: James A. Deal and Steven I. Geringer

        (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

(2)  APPROVAL OF THE RECLASSIFICATION PLAN

    [ ]  FOR              [ ]  AGAINST              [ ]  WITHHOLD AUTHORITY
                                   (ABSTAIN)

(3) APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED CHARTER TO ELIMINATE CERTAIN UNNECESSARY PROVISIONS

    [ ]  FOR              [ ]  AGAINST              [ ]  WITHHOLD AUTHORITY
                                   (ABSTAIN)

(4)  APPROVAL OF AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN

    [ ]  FOR              [ ]  AGAINST              [ ]  WITHHOLD AUTHORITY
                                   (ABSTAIN)

(5) In their discretion on any other matter which may properly come before the meeting or any adjournment thereof.

                    (PLEASE DATE AND SIGN THIS PROXY BELOW.)

Your shares will be voted in accordance with your instructions. If no choice is specified, your shares will be voted FOR approval of all of the proposals set forth above.

                                                 Date:                    , 2001
                                                   ------------------------
                                                 PLEASE SIGN HERE AND RETURN
                                                 PROMPTLY

                                                 -------------------------------

                                                 -------------------------------

                                                 Please sign exactly as your
                                                 name appears at left. If
                                                 registered in the names of two
                                                 or more persons, each should
                                                 sign. Executors,
                                                 administrators, trustees,
                                                 guardians, attorneys, and
                                                 corporate officers should show
                                                 their full titles.

--------------------------------------------------------------------------------
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